                                  EXHIBIT 99.11

                    POPULAR ABS MORTGAGE PASS-THROUGH TRUST,
                                  SERIES 2005-A

                                   TERM SHEET

                                  May 2, 2005



                               [GRAPHICS OMITTED]

                                  $235,710,000
                   (Approximate, Subject to +/- 10% Variance)

                                POPULAR ABS, INC.
                                    Depositor

                                EQUITY ONE, INC.
                                    Servicer

                 FRIEDMAN BILLINGS RAMSEY RBS GREENWICH CAPITAL
                              Co-Lead Underwriters

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Friedman, Billings, Ramsey & Co., Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Friedman, Billings, Ramsey & Co., Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the FBR Trading Desk at (703) 469-1225.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.



                               [GRAPHICS OMITTED]

Popular ABS Mortgage Pass-Through Trust, Series 2005-A
Preliminary Term Sheet                                               May 2, 2005

POPULAR ABS MORTGAGE PASS-THROUGH TRUST,
                                  SERIES 2005-A

              PRINCIPAL   WAL (YEARS)     PAYMENT WINDOW     EXPECTED RATING    INTEREST       PRINCIPAL
CLASS(1,4)  BALANCE ($)  CALL/MAT (5)   (MTHS) CALL/MAT(5)    (S&P/MOODY'S)       TYPE            TYPE
----------  -----------  ------------  --------------------  ---------------  -----------  -----------------
AF-1         42,490,000   1.20 / 1.20    1 - 29 / 1 - 29         AAA/Aaa      Floating(2)  Senior Sequential
AF-2         26,390,000   3.00 / 3.00   29 - 53 / 29 - 53        AAA/Aaa        Fixed(3)   Senior Sequential
AF-3          7,930,000   5.00 / 5.00   53 - 68 / 53 - 68        AAA/Aaa        Fixed(3)   Senior Sequential
AF-4         15,210,000   7.50 / 9.86   68 - 97 / 68 - 221       AAA/Aaa        Fixed(3)   Senior Sequential
AF-5         10,230,000   6.69 / 6.85   46 - 97 / 46 - 113       AAA/Aaa        Fixed(3)       Senior NAS
AV           83,190,000   1.06 / 1.06    1 - 29 / 1 - 29        AAA/Aaa      Floating(2)        Senior
M-1          23,160,000   5.45 / 6.08   41 - 97 / 41 - 197        AA/Aa2      Floating(2)     Subordinate
M-2          14,050,000   5.38 / 5.97   39 - 97 / 39 - 179         A/A2       Floating(2)     Subordinate
M-3           2,830,000   5.37 / 5.92   39 - 97 / 39 - 163        A-/A3       Floating(2)     Subordinate
M-4           4,560,000   5.36 / 5.88   38 - 97 / 38 - 158      BBB+/Baa1     Floating(2)     Subordinate
M-5           2,340,000   5.35 / 5.85   38 - 97 / 38 - 150       BBB/Baa2     Floating(2)     Subordinate
M-6           3,330,000   5.35 / 5.81   38 - 97 / 38 --146      BBB-/Baa3     Floating(2)     Subordinate
B-1           4,310,000         Not Publicly Offered               BB+/NR        Floating     Subordinate
B-2           3,330,000         Not Publicly Offered               BB/NR         Floating     Subordinate
B-3           3,084,000         Not Publicly Offered               BB-/NR        Floating     Subordinate
            -----------  ------------  --------------------  ---------------  -----------  -----------------

 TOTAL:     246,434,000
            ===========

(1) The Class AF-1, Class AF-2, Class AF-3, Class AF-4, and Class AF-5 Certificates are backed primarily by the cash flow from the Group I Mortgage Loans (as defined herein). The Class AV Certificates are backed primarily by the cash flow from the Group II Mortgage Loans (as defined herein). The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Certificates are backed by the cash flows from the Group I Mortgage Loans and the Group II Mortgage Loans. The principal balance of each Class of Offered Certificates (as defined herein) is subject to a 10% variance.

(2) The Class AF-1, Class AV, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates are priced to call. The margin on the Class AV Certificates will be multiplied by 2 and the margin on the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates will be multiplied by 1.5 on any Distribution Date after the Optional Termination may be first exercised.

(3) The Class AF-2, Class AF-3, Class AF-4, and Class AF-5 Certificates are priced to call. The fixed rate coupon on the Class AF-4 and Class AF-5 Certificates will increase by 0.50% on any Distribution Date after the Optional Termination may be first exercised.

(4) See "Net WAC Cap" herein.

(5) See "Pricing Prepayment Speed" herein.


CONTACT INFORMATION:

             FBR                             FBR                               FBR
         ABS BANKING                ABS TRADING/SYNDICATE                 ABS STRUCTURING
Mike Ciuffo (703) 312-1889     Salmaan Siddiqui (703) 469-1225      Anna Zuckerman (703) 469-1283
Dane Smith (703) 312-1896                                               Tol Ho (703) 312-1737



    STANDARD & POOR'S                      MOODY'S
Victor Bhagat (212) 438-1130     Danise Chui (212) 553-1022

Depositor:         Popular ABS, Inc.

Servicer:          Equity One, Inc. ("EQUITY ONE"), an indirect subsidiary of
                   Popular, Inc.

Co Lead            Friedman, Billings, Ramsey & Co., Inc. ("FBR") and Greenwich
Underwriters:      Capital Markets, Inc. ("RBS GREENWICH CAPITAL").

Trustee/           JPMorgan Chase Bank, N.A.
Custodian:

                  F R I E D M A N  B I L L I N G S  R A M S E Y

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Popular ABS Mortgage Pass-Through Trust, Series 2005-A
Preliminary Term Sheet                                               May 2, 2005

Offered Certificates:       The Class AF-1, Class AF-2, Class AF-3, Class AF-4
                            and Class AF-5 Certificates (collectively, the
                            "CLASS AF CERTIFICATES") and the Class V
                            Certificates are collectively referred to herein as the "SENIOR CERTIFICATES" or "CLASS A CERTIFICATES".
                            The Class M-1, Class M-2, Class M-3, Class M-4,
                            Class M-5 and Class M-6 Certificates are collectively referred to herein as the "OFFERED
                            SUBORDINATE CERTIFICATES". The Offered Subordinate
                            Certificates and the Class B-1, Class B-2 and Class
                            B-3 Certificates are together referred to herein as the "SUBORDINATE CERTIFICATES". The Senior
                            Certificates and the Offered Subordinate
                            Certificates are collectively referred to herein as the "OFFERED CERTIFICATES." The Class B-1, Class B-2 and Class B-3 Certificates will not be offered publicly.

Federal Tax Status:         It is anticipated that the Offered Certificates
                            generally will represent ownership of REMIC regular interests for tax purposes.

Registration:               The Offered Certificates will be available in
                            book-entry form through DTC and only upon request through Clearstream, Luxembourg and the Euroclear
                            System.

Cut-off Date:               May 1, 2005.

Expected Pricing Date:      On or about May [4], 2005.

Expected Closing Date:      On or about May 17, 2005.

Expected Settlement Date:   On or about May 17, 2005.

Distribution Date:          The 25th day of each month (or if not a business
                            day, the next succeeding business day) commencing in June 2005.

Accrued Interest:           The price to be paid by investors for the Class
                            AF-1, Class AV, Class M-1, Class M-2, Class M-3,
                            Class M-4, Class M-5 and Class M-6 Certificates will not include accrued interest (settling flat). The
                            Class AF- 2, Class AF-3, Class AF-4 and Class AF-5
                            Certificates will settle with accrued interest of 16 days.

Interest Accrual Period:    The interest accrual period for each Distribution
                            Date with respect to the Class AF-1, Class
                            AV, Class M- 1, Class M-2, Class M-3, Class M-4,
                            Class M-5, Class M-6, Class B-1, Class B-2 and Class
                            B-3 Certificates will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date
                            (on an actual/ 360 basis). The interest accrual period for each Distribution Date with respect to the Class AF-2, Class AF-3, Class AF-4 and Class
                            AF-5 Certificates will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis).

ERISA Eligibility:          The Offered Certificates are expected to be ERISA
                            eligible, so long as certain conditions are met as described further in the prospectus supplement.

SMMEA Eligibility:          The Offered Certificates are not expected to
                            constitute "mortgage related securities" for purposes of SMMEA.

Servicing Fee:              With respect to each Distribution Date, the Servicer
                            will be entitled to 1/12 of 0.50% of the aggregate principal balance of the Mortgage Loans.

Trustee Fee:                With respect to each Distribution Date, the Trustee
                            will be entitled 1/12 of 0.02% of the aggregate principal balance of the Mortgage Loans.

Optional Termination:       The terms of the transaction allow for a clean-up
                            call of the Mortgage Loans and the retirement of the Offered Certificates (the "CLEAN-UP CALL"), which may be exercised once the aggregate principal balance of the Mortgage Loans is less than 10% of the aggregate principal balance of the Mortgage
                            Loans as of the Cut-off Date.


                  F R I E D M A N  B I L L I N G S  R A M S E Y

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Popular ABS Mortgage Pass-Through Trust, Series 2005-A
Preliminary Term Sheet                                               May 2, 2005

Pricing Prepayment Speed:   The Offered Certificates will be priced based on the
                            following collateral prepayment assumptions:
                            FRM Loans: 100% PPC (100% PPC: 2.00% - 20.00% CPR
                            over 10 months, 20% thereafter)
                            ARM Loans: 100% PPC (100% PPC: 28.00% CPR)

Mortgage Loans:             As of the Cut-off Date, the aggregate principal
                            balance of the Mortgage Loans was approximately
                            $246,434,491.80, of which: (i) approximately
                            $102,253,488.56 consisted of a pool of fixed-rate, first lien mortgage loans (the "GROUP I MORTGAGE
                            LOANS") and (ii) approximately $144,181,003.24 consisted of a pool of adjustable-rate, first lien mortgage loans (the "GROUP II MORTGAGE LOANS"). The
                            Group I Mortgage Loans and the Group II Mortgage
                            Loans are collectively referred herein as the "MORTGAGE LOANS". See the attached collateral descriptions for additional information on the Mortgage Loans.

Pass-Through Rate:          The "PASS-THROUGH RATE" on each Class of Offered
                            Certificates, Class B-1 Certificates, Class B-2
                            Certificates and Class B-3 Certificates will be equal to the lesser of (i) the related Formula Rate and (ii) the related Net WAC Cap.

Formula Rate:               The "FORMULA RATE" for the Class AF-1, Class AV,
                            Class M-1, Class M-2, Class M-3, Class M-4, Class
                            M-5, Class M-6, Class B-1, Class B-2 and Class B-3
                            Certificates will be equal to the lesser of (i) One
                            Month LIBOR plus the margin for such Class and (ii)
                            14.00%.

                            The "FORMULA RATE" for the Class AF-2, Class
                            AF-3, Class AF-4 and Class AF-5 Certificates will be the applicable fixed rate set at pricing of each such Class.

Adjusted Net Mortgage       The "ADJUSTED NET MORTGAGE RATE" for each Mortgage
Rate:                       Loan is equal to the loan rate less the sum of (i)
                            the Servicing Fee rate and (ii) the Trustee Fee rate.

Net WAC Cap:                The "NET WAC CAP" with respect to each Distribution
                            Date is a rate equal to:

                            a) with respect to the Class AF-1 Certificates, the weighted average Adjusted Net Mortgage Rate of the Group I Mortgage Loans as of the first day of the collection period for such Distribution Date, calculated on an actual/360 basis (the "ADJUSTABLE CLASS AF CAP").

                            b) with respect to the Class AF-2, Class F-3, Class AF-4 and Class AF-5 Certificates, the weighted average Adjusted Net Mortgage Rate of the Group I Mortgage Loans as of the first day of the collection period for such Distribution Date, calculated on a 30/360 basis (the "FIXED CLASS AF CAP").

                            c) with respect to the Class AV Certificates, the weighted average Adjusted Net Mortgage Rate of the Group II Mortgage Loans as of the first day of the collection period for such Distribution Date, calculated on an actual/360 basis (the
                            "CLASS AV CAP").

                            d) with respect to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6,
                            Class B-1, Class B-2 and Class B-3 Certificates, the lesser of (i) the Class AV Cap, or (ii) the weighted average Adjusted Net Mortgage Rate of the Mortgage Loans as of the first day of the collection period for such Distribution Date, calculated on an actual/360 basis.


Net WAC Cap Carryover       If on any Distribution Date the Pass-Through Rate
Amount:                     for the Offered Certificates or the Class B-1, Class
                            B-2 and Class B-3 Certificates is limited by the related Net WAC Cap, the "NET WAC CAP CARRYOVER
                            AMOUNT" for such class is equal to the sum of (i) the excess of (a) the amount of interest that would have accrued on such class based on the Formula Rate over (b) the amount of interest actually accrued on such Class based on the related Net WAC Cap and (ii) the unpaid portion of any related Net WAC Cap
                            Carryover Amount from the prior Distribution Date together with accrued interest thereon at the related Formula Rate. Any Net WAC Cap Carryover
                            Amount will be paid on such Distribution Date or future Distribution Dates to the extent of funds available.


                  F R I E D M A N  B I L L I N G S  R A M S E Y

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Popular ABS Mortgage Pass-Through Trust, Series 2005-A
Preliminary Term Sheet                                               May 2, 2005

Credit Enhancement:         Consists of the following:
                            1.   Excess Cashflow
                            2.   Overcollateralization Amount and
                            3.   Subordination

ExcessCashflow:             The "EXCESS CASHFLOW" for any Distribution Date will
                            be equal to the available funds remaining after priorities 1) and 2) under "Priority of Distributions."


Overcollateralization       The "OVERCOLLATERALIZATION AMOUNT" (or "O/C") is
Amount:                     equal to the excess of (i) the aggregate principal
                            balance of the Mortgage Loans over (ii) the aggregate principal balance of the Offered
                            Certificates and Class B-1, Class B-2 and Class B-3
                            Certificates. On the Closing Date, the
                            Overcollateralization Amount will be equal to approximately zero. On each Distribution Date, Excess Cashflow, if any, will be used to build O/C until the Targeted Overcollateralization Amount is reached.


Targeted                    Prior to the Stepdown Date, the "Targeted
Overcollateralization       Overcollateralization Amount" is equal to the sum of
Amount:                     (a) approximately 2.15% of the aggregate principal
                            balance of the Mortgage Loans as of the Cut-off Date and (b) the Aggregate Class B Early Distribution
                            Amount.

                            On or after the Stepdown Date, the Targeted
                            Overcollateralization Amount is the lesser of (a) the amount described in the preceding paragraph and
                            (b) the greater of (i) the excess of (x) approximately 13.00% of the aggregate principal balance of the Mortgage Loans for the related Distribution Date over (y) the excess of (I) the aggregate principal balance of the Class B-1, Class B-2 and Class B-3 Certificates as of the Closing Date over (II) the aggregate of distributions made in respect of principal to the Class B-1, Class B-2 and Class B-3 Certificates on all prior Distribution Dates and (ii) approximately 0.50% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date. However, if a Trigger Event has occurred on the related Distribution Date, the Targeted Overcollateralization Amount shall be equal to the Targeted Overcollateralization Amount for the previous Distribution Date (after taking into account any distributions of principal made with respect to the Class B-1, Class B-2 and Class B-3 Certificates on the prior Distribution Date).

Stepdown Date:              The earlier to occur of

                            1. the Distribution Date on which the aggregate
                               principal balance of the Class A Certificates has been reduced to zero; and

                            2. the later to occur of a. the Distribution Date
                               occurring in June 2008 and b. the first
                               Distribution Date on which the Senior Enhancement Percentage is greater than or equal to 53.80%.

Aggregate Class B Early     As of any Distribution Date, the aggregate sum of
Distribution Aount:         all amounts paid to the Class B-1, Class B-2
                            and Class B-3 Certificates on prior Distribution
                            Dates from Excess Cashflow pursuant to clauses 5),
                            6) and 7) of "Priority of Distributions".

Senior Enhancement          The "SENIOR ENHANCEMENT PERCENTAGE" for a
Percentage:                 Distribution Date is equal to (a) the sum of the
                            aggregate principal balance of the Subordinate
                            Certificates and the Overcollateralization Amount, in each case before taking into account any payments of principal to the Certificates on that Payment
                            Date divided by (b) the aggregate principal balance of the Mortgage Loans as of the last day of the related due period.



                   F R I E D M A N  B I L L I N G S R A M S E Y

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Popular ABS Mortgage Pass-Through Trust, Series 2005-A
Preliminary Term Sheet                                               May 2, 2005

                                               EXPECTED CREDIT
Expected Credit Support    INITIAL CREDIT          SUPPORT
                               SUPPORT           ON OR AFTER
Percentages:               ON CLOSING DATE      STEPDOWN DATE
                         ------------------  ------------------
                           CLASS    PERCENT    CLASS    PERCENT
                          Class A    24.75%   Class A    53.80%
                         Class M-1   15.35%  Class M-1   35.00%
                         Class M-2   9.65%   Class M-2   23.60%
                         Class M-3   8.50%   Class M-3   21.30%
                         Class M-4   6.65%   Class M-4   17.60%
                         Class M-5   5.70%   Class M-5   15.70%
                         Class M-6   4.35%   Class M-6   13.00%
                         Class B-1   2.60%   Class B-1   9.50%
                         Class B-2   1.25%   Class B-2   6.80%
                         Class B-3   0.00%   Class B-3   4.30%


Trigger Event:              A "TRIGGER EVENT" is in effect on any Distribution
                            Date on or after the Stepdown Date, if either (i)
                            the six month rolling average 60+ delinquency
                            percentage equals or exceeds [30.50]% of the current
                            Senior Enhancement Percentage or (ii) cumulative
                            realized losses as a percentage of the sum of the
                            aggregate principal balance of the Mortgage Loans as
                            of the Cut-off Date, for the related Distribution
                            Date are greater than:

DISTRIBUTION DATE OCCURRING IN                                          PERCENTAGE
June 2007-May 2008              [1.50]% for the first month plus an additional 1/12th of [1.50]% for each month thereafter
June 2008-May 2009              [3.00]% for the first month plus an additional 1/12th of [1.75]% for each month thereafter
June 2009-May 2010              [4.75]% for the first month plus an additional 1/12th of [1.50]% for each month thereafter
June 2010-May 2011              [6.25]% for the first month plus an additional 1/12th of [1.00]% for each month thereafter
June 2011 and thereafter        [7.25]%

Realized Losses:            If a Mortgage Loan becomes a liquidated loan, the
                            net liquidation proceeds relating thereto may be
                            less than the principal balance of such Mortgage
                            Loan. The amount of such difference is a "Realized
                            Loss." Realized Losses on the Mortgage Loans will,
                            in effect, be absorbed first by the Excess Cashflow
                            and second by the reduction of the
                            Overcollateralization Amount. Following the
                            reduction of the Overcollateralization Amount to
                            zero, all allocable Realized Losses will be applied
                            in reverse sequential order, first to the Class B-3
                            Certificates, then to the Class B-2 Certificates,
                            then to the Class B-1 Certificates, then to the
                            Class M-6 Certificates, then to the Class M-5
                            Certificates, then to the Class M-4 Certificates,
                            then to the Class M-3 Certificates, then to the
                            Class M-2 Certificates and then to the Class M- 1
                            Certificates.

                  F R I E D M A N  B I L L I N G S  R A M S E Y

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Popular ABS Mortgage Pass-Through Trust, Series 2005-A
Preliminary Term Sheet                                               May 2, 2005

Priority of Distributions:  Available funds from the Mortgage Loans will be distributed as follows:

                         1) Interest funds, as follows: first, trustee fees,
                            servicing fees, certain indemnities and other reimbursable amounts from the related loan group, second, monthly and unpaid interest to the Senior
                            Certificates pro rata, generally from interest collected from the related loan group (and to the extent remaining unpaid, from excess interest from the other loan groups), third, monthly interest to the Class M-1 Certificates, fourth, monthly interest to the Class M-2 Certificates, fifth, monthly interest to the Class M-3 Certificates, sixth, monthly interest to the Class M-4 Certificates, seventh, monthly interest to the Class M-5
                            Certificates, eighth, monthly interest to the Class
                            M-6 Certificates, ninth monthly interest to the Class B-1 Certificates, tenth monthly interest to the Class B-2 Certificates and eleventh monthly interest to the Class B-3 Certificates.

                         2) Principal funds, as follows: monthly principal to
                            the Senior Certificates as described under "Principal Paydown", based on the principal collected from the related loan group (and to the extent remaining unpaid, from principal remaining from the other loan groups), as described under "Principal Paydown", then monthly principal to the Class M-1 Certificates as described under "Principal
                            Paydown", then monthly principal to the Class M-2
                            Certificates as described under "Principal Paydown", then monthly principal to the Class M-3 Certificates as described under "Principal Paydown", then monthly principal to the Class M-4 Certificates as described under "Principal Paydown", then monthly principal to the Class M-5 Certificates as described under "Principal Paydown", then monthly principal to the Class M-6 Certificates as described under "Principal
                            Paydown", then monthly principal to the Class B-1
                            Certificates as described under "Principal Paydown", then monthly principal to the Class B-2 Certificates as described under "Principal Paydown", and lastly, monthly principal to the Class B-3 Certificates as described under "Principal Paydown."

                         3) Excess Cashflow as follows in the following order:

                            a)  any remaining unpaid interest to the Senior
                                Certificates pro rata.

                            b)  as principal to the Offered Certificates, Class
                                B-1, Class B-2 and Class B-3 Certificates to build or maintain O/C as described under "Principal Paydown".

                            c)  any previously unpaid interest to the Class M-1
                                Certificates.

                            d) any unpaid applied Realized Loss amount to the Class M-1 Certificates.

                            e)  any previously unpaid interest to the Class M-2
                                Certificates.

                            f) any unpaid applied Realized Loss amount to the Class M-2 Certificates.

                            g)  any previously unpaid interest to the Class M-3
                                Certificates.

                            h) any unpaid applied Realized Loss amount to the Class M-3 Certificates. i) any previously unpaid interest to the Class M-4 Certificates.

                            j) any unpaid applied Realized Loss amount to the Class M-4 Certificates.

                            k)  any previously unpaid interest to the Class M-5
                                Certificates.

                            l) any unpaid applied Realized Loss amount to the Class M-5 Certificates.

                            m)  any previously unpaid interest to the Class M-6
                                Certificates.

                            n) any unpaid applied Realized Loss amount to the Class M-6 Certificates.

                            o)  any previously unpaid interest to the Class B-1
                                Certificates.

                            p) any unpaid applied Realized Loss amount to the Class B-1 Certificates.

                            q)  any previously unpaid interest to the Class B-2
                                Certificates.

                            r) any unpaid applied Realized Loss amount to the Class B-2 Certificates.

                            s)  any previously unpaid interest to the Class B-3
                                Certificates.

                            t) any unpaid applied Realized Loss amount to the Class B-3 Certificates.

                         4) Any remaining Excess Cashflow to pay any unpaid
                            Net WAC Cap Carryover Amount payable to the


                  F R I E D M A N  B I L L I N G S  R A M S E Y

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Popular ABS Mortgage Pass-Through Trust, Series 2005-A
Preliminary Term Sheet                                               May 2, 2005


                            Offered Certificates and the Class B-1, Class B-2 and Class B-3 Certificates, pro rata.

                         5) Any remaining Excess Cashflow to the Class B-3 as
                            principal until its principal balance has been reduced to zero.

                         6) Any remaining Excess Cashflow to the Class B-2 as
                            principal until its principal balance has been reduced to zero.

                         7) Any remaining Excess Cashflow to the Class B-1 as
                            principal until its principal balance has been reduced to zero.

                         8) Any remaining Excess Cashflow to the non-offered
                            certificates (other than the Class B-1 Class B-2 and
                            Class B-3 Certificates) as described in the pooling agreement.

Principal Paydown:          1)  Prior to the Stepdown Date or if a Trigger Event
                                is in effect, principal will be paid to the
                                Senior Certificates generally pro rata based on
                                the principal collected from the related loan
                                group (and to the extent remaining unpaid, from
                                excess principal from the other loan groups).
                                After the Senior Certificates have been retired,
                                principal will be applied sequentially in the
                                following order of priority: i) the Class M-1
                                Certificates, ii) the Class M-2 Certificates,
                                iii) the Class M-3 Certificates, iv) the Class
                                M-4 Certificates, v) the Class M-5 Certificates,
                                vi) the Class M-6 Certificates, vii) the Class
                                B-1 Certificates, viii) the Class B-2
                                Certificates, and then ix) the Class B-3
                                Certificates.

                            2)  On or after the Stepdown Date and if a Trigger
                                Event is not in effect, all the Offered
                                Certificates and the Class B-1, Class B-2 and
                                Class B-3 Certificates will be entitled to receive payments of principal in the following order of priority: first to the Senior
                                Certificates, generally pro rata, based on the principal collected from the related loan groups
                                (and to the extent remaining unpaid, from excess principal from the other loan groups), such that the Senior Certificates will have at least
                                53.80% credit enhancement, second to the Class
                                M-1 Certificates such that the Class M-1
                                Certificates will have at least 35.00% credit enhancement, third to the Class M-2 Certificates such that the Class M-2 Certificates will have at least 23.60% credit enhancement, fourth to the Class M-3 Certificates such that the Class
                                M-3 Certificates will have at least 21.30%
                                credit enhancement, fifth to the Class M-4
                                Certificates such that the Class M-4
                                Certificates will have at least 17.60% credit enhancement, sixth to the Class M-5 Certificates such that the Class M-5 Certificates will have at least 15.70% credit enhancement, seventh to the Class M-6 Certificates such that the Class
                                M-6 Certificates will have at least 13.00%
                                credit enhancement, eighth to the Class B-1
                                Certificates such that the Class B-1
                                Certificates will have at least 9.50% credit enhancement, ninth to the Class B-2 Certificates such that the Class B-2 Certificates will have at least 6.80% credit enhancement, and tenth to the Class B-3 Certificates such that the Class
                                B-3 Certificates will have at least 4.30% credit enhancement (subject, in each case, to any overcollateralization floors).


                  F R I E D M A N  B I L L I N G S  R A M S E Y

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Popular ABS Mortgage Pass-Through Trust, Series 2005-A
Preliminary Term Sheet                                               May 2, 2005

Class AF Principal  Principal allocated to the Class AF Certificates will be distributed in the following order of priority:
Distribution:
                       1.
                         a. To the Class AF-5 Certificates, the Lockout
                            Percentage of their pro-rata share of principal
                            allocated to the Class AF Certificates until month
                            108 as described below until its principal balance
                            is reduced to zero.

  MONTH    LOCKOUT PERCENTAGE
---------  ------------------

 1 -- 36           0%
 37 -- 60          45%
 61 -- 72          80%
 73 -- 84         100%
85 -- 108         300%


                         b. To the Class AF-5 Certificates, 100% of the
                            principal allocated to the Class AF Certificates in or after month 109 until its principal balance is reduced to zero.

                      2. Sequentially to the Class AF-1, Class AF-2, Class AF-3,
                         Class AF-4 and Class AF-5 Certificates until their respective principal balances are reduced to zero.



                  F R I E D M A N  B I L L I N G S  R A M S E Y

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Popular ABS Mortgage Pass-Through Trust, Series 2005-A
Preliminary Term Sheet                                              May 2, 2005
--------------------------------------------------------------------------------

Yield          On the Closing Date, the Trustee will enter into a yield
Maintenance    maintenance agreement with a counterparty (the "COUNTERPARTY")
Agreement:     for the benefit of the Subordinate Certificates (the "YIELD
               MAINTENANCE AGREEMENT"). The notional balance and strike rate of the Yield Maintenance Agreement on each Distribution Date is set forth in the table below. The Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR (up to a maximum of 10.50%) exceeds the Cap Strike. The Yield
               Maintenance Agreement will terminate after the Distribution Date in July 2013. Any payments received from the Yield Maintenance
               Agreement will be deposited in the Reserve Fund for the benefit of the Subordinate Certificates to pay any related unpaid Net WAC
               Cap Carryover Amounts to the extent not covered by Available
               Funds.

                                    YIELD MAINTENANCE AGREEMENT SCHEDULE
-------------------------------------------------------------------------------------------------
                          CAP STRIKE  CAP CEILING                         CAP STRIKE  CAP CEILING
PERIOD      NOTIONAL ($)     (%)          (%)      PERIOD   NOTIONAL ($)      (%)         (%)
---------  -------------  ----------  -----------  ------  -------------  ----------  -----------
1          60,994,000.00      4.918%      10.500%      50  40,154,547.42      9.191%      10.500%
2          60,994,000.00      6.394%      10.500%      51  39,184,688.83      8.884%      10.500%
3          60,994,000.00      6.188%      10.500%      52  38,237,847.97      8.873%      10.500%
4          60,994,000.00      6.188%      10.500%      53  37,313,467.52      9.157%      10.500%
5          60,994,000.00      6.394%      10.500%      54  36,411,003.90      8.851%      10.500%
6          60,994,000.00      6.188%      10.500%      55  35,529,927.02      9.135%      10.500%
7          60,994,000.00      6.394%      10.500%      56  34,669,719.86      8.834%      10.500%
8          60,994,000.00      6.188%      10.500%      57  33,829,907.01      8.823%      10.500%
9          60,994,000.00      6.188%      10.500%      58  33,009,966.36      9.784%      10.500%
10         60,994,000.00      6.851%      10.500%      59  32,209,557.77      8.826%      10.500%
11         60,994,000.00      6.188%      10.500%      60  31,428,066.78      9.109%      10.500%
12         60,994,000.00      6.394%      10.500%      61  30,665,037.46      8.805%      10.500%
13         60,994,000.00      6.188%      10.500%      62  29,920,025.09      9.089%      10.500%
14         60,994,000.00      6.394%      10.500%      63  29,192,605.00      8.785%      10.500%
15         60,994,000.00      6.188%      10.500%      64  28,482,344.57      8.786%      10.500%
16         60,994,000.00      6.188%      10.500%      65  27,788,874.79      9.068%      10.500%
17         60,994,000.00      6.394%      10.500%      66  27,111,747.34      8.765%      10.500%
18         60,994,000.00      6.188%      10.500%      67  26,450,569.68      9.046%      10.500%
19         60,994,000.00      6.409%      10.500%      68  25,804,958.91      8.745%      10.500%
20         60,994,000.00      6.203%      10.500%      69  25,174,547.87      8.734%      10.500%
21         60,994,000.00      6.203%      10.500%      70  24,558,965.58      9.671%      10.500%
22         60,994,000.00      6.894%      10.500%      71  23,957,887.15      8.724%      10.500%
23         60,994,000.00      7.692%      10.500%      72  23,370,933.89      9.004%      10.500%
24         60,994,000.00      7.942%      10.500%      73  22,797,767.65      8.703%      10.500%
25         60,994,000.00      7.684%      10.500%      74  22,238,058.56      8.982%      10.500%
26         60,994,000.00      7.934%      10.500%      75  21,691,484.83      8.681%      10.500%
27         60,994,000.00      7.673%      10.500%      76  21,157,732.52      8.671%      10.500%
28         60,994,000.00      7.677%      10.500%      77  20,636,495.37      8.948%      10.500%
29         60,994,000.00      8.666%      10.500%      78  20,127,474.61      8.649%      10.500%
30         60,994,000.00      8.378%      10.500%      79  19,630,378.74      8.926%      10.500%
31         60,994,000.00      8.653%      10.500%      80  19,144,923.39      8.628%      10.500%
32         60,994,000.00      8.365%      10.500%      81  18,670,831.10      8.617%      10.500%
33         60,994,000.00      8.357%      10.500%      82  18,207,831.20      9.200%      10.500%
34         60,994,000.00      8.940%      10.500%      83  17,755,659.58      8.596%      10.500%
35         60,994,000.00      9.054%      10.500%      84  17,314,058.59      8.872%      10.500%
36         60,994,000.00      9.344%      10.500%      85  16,882,776.82      8.575%      10.500%
37         60,994,000.00      9.032%      10.500%      86  16,461,568.99      8.850%      10.500%
38         60,344,021.20      9.321%      10.500%      87  16,050,195.78      8.554%      10.500%
39         58,249,686.11      9.009%      10.500%      88  15,648,423.66      8.543%      10.500%
40         56,205,357.45      9.001%      10.500%      89  15,256,024.79      8.817%      10.500%
41         54,209,841.72      9.290%      10.500%      90  14,872,776.86      8.523%      10.500%
42         52,261,926.05      8.980%      10.500%      91  14,498,462.93      8.796%      10.500%
43         50,213,048.15      9.267%      10.500%      92  14,132,871.33      8.502%      10.500%
44         48,079,521.98      8.958%      10.500%      93  13,775,795.51      8.492%      10.500%
45         45,996,808.49      8.947%      10.500%      94  13,427,033.92      9.390%      10.500%
46         44,275,809.25      9.896%      10.500%      95  13,086,389.88      8.471%      10.500%
47         43,208,017.62      8.927%      10.500%      96  12,753,671.49      8.743%      10.500%
48         42,165,618.36      9.214%      10.500%      97  12,428,691.46      8.450%      10.500%
49         41,147,995.26      8.905%      10.500%      98  12,111,267.02      8.722%      10.500%

                   F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-A
Preliminary Term Sheet                                               May 2, 2005
--------------------------------------------------------------------------------

                                           SUBORDINATE CERTIFICATE NET WAC CAP
-------------------------------------------------------------------------------------------------------------
                         SUBORDINATE                         SUBORDINATE                         SUBORDINATE
           SUBORDINATE   CERTIFICATE           SUBORDINATE   CERTIFICATE           SUBORDINATE   CERTIFICATE
           CERTIFICATE  EFFECTIVE NET          CERTIFICATE  EFFECTIVE NET          CERTIFICATE  EFFECTIVE NET
             NET WAC         WAC                 NET WAC         WAC                 NET WAC         WAC
PERIOD      CAP(1)(3)    CAP(1)(2)(3)  PERIOD   CAP(1)(3)    CAP(1)(2)(3)  PERIOD   CAP(1)(3)    CAP(1)(2)(3)
---------  -----------  -------------  ------  -----------  -------------  ------  -----------  -------------
1                4.92%         10.50%      34        8.94%         10.50%      67        9.05%         10.50%
2                6.39%         10.50%      35        9.05%         10.50%      68        8.75%         10.50%
3                6.19%         10.50%      36        9.34%         10.50%      69        8.73%         10.50%
4                6.19%         10.50%      37        9.03%         10.50%      70        9.67%         10.50%
5                6.39%         10.50%      38        9.32%         10.50%      71        8.72%         10.50%
6                6.19%         10.50%      39        9.01%         10.50%      72        9.00%         10.50%
7                6.39%         10.50%      40        9.00%         10.50%      73        8.70%         10.50%
8                6.19%         10.50%      41        9.29%         10.50%      74        8.98%         10.50%
9                6.19%         10.50%      42        8.98%         10.50%      75        8.68%         10.50%
10               6.85%         10.50%      43        9.27%         10.50%      76        8.67%         10.50%
11               6.19%         10.50%      44        8.96%         10.50%      77        8.95%         10.50%
12               6.39%         10.50%      45        8.95%         10.50%      78        8.65%         10.50%
13               6.19%         10.50%      46        9.90%         10.50%      79        8.93%         10.50%
14               6.39%         10.50%      47        8.93%         10.50%      80        8.63%         10.50%
15               6.19%         10.50%      48        9.21%         10.50%      81        8.62%         10.50%
16               6.19%         10.50%      49        8.91%         10.50%      82        9.20%         10.50%
17               6.39%         10.50%      50        9.19%         10.50%      83        8.60%         10.50%
18               6.19%         10.50%      51        8.88%         10.50%      84        8.87%         10.50%
19               6.41%         10.50%      52        8.87%         10.50%      85        8.57%         10.50%
20               6.20%         10.50%      53        9.16%         10.50%      86        8.85%         10.50%
21               6.20%         10.50%      54        8.85%         10.50%      87        8.55%         10.50%
22               6.89%         10.50%      55        9.13%         10.50%      88        8.54%         10.50%
23               7.69%         10.50%      56        8.83%         10.50%      89        8.82%         10.50%
24               7.94%         10.50%      57        8.82%         10.50%      90        8.52%         10.50%
25               7.68%         10.50%      58        9.78%         10.50%      91        8.80%         10.50%
26               7.93%         10.50%      59        8.83%         10.50%      92        8.50%         10.50%
27               7.67%         10.50%      60        9.11%         10.50%      93        8.49%         10.50%
28               7.68%         10.50%      61        8.80%         10.50%      94        9.39%         10.50%
29               8.67%         10.50%      62        9.09%         10.50%      95        8.47%         10.50%
30               8.38%         10.50%      63        8.79%         10.50%      96        8.74%         10.50%
31               8.65%         10.50%      64        8.79%         10.50%      97        8.45%         10.50%
32               8.37%         10.50%      65        9.07%         10.50%      98        8.72%         10.50%
33               8.36%         10.50%      66        8.76%         10.50%

(1) Assumes that 6-month LIBOR and 1-month LIBOR are both equal to 20.00%.
(2) Assumes payments are received from the related yield maintenance agreement.
(3) Assumes the Pricing Prepayment Speed to call.

                  F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                       11

Popular ABS Mortgage Pass-Through Trust, Series 2005-A
Preliminary Term Sheet                                               May 2, 2005
--------------------------------------------------------------------------------

                                           EXCESS SPREAD (1)(2)
----------------------------------------------------------------------------------------------
             FWD 1    FWD 6                                 FWD 1    FWD 6
             MONTH    MONTH     STATIC   FORWARD            MONTH    MONTH    STATIC   FORWARD
PERIOD     LIBOR %  LIBOR %  LIBOR (%)  LIBOR (%) PERIOD  LIBOR %  LIBOR %  LIBOR (%) LIBOR (%)
---------  -------  -------  ---------  --------  ------  -------  -------  --------  --------
1           3.0888   3.4088     1.8060    1.8060      50   4.5187   4.6146    3.8999    3.8684
2           3.1814   3.5233     2.5494    2.4798      51   4.5277   4.6245    3.8365    3.7797
3           3.3257   3.6265     2.4553    2.2730      52   4.5385   4.6353    3.8251    3.7619
4           3.4423   3.7151     2.4491    2.1796      53   4.5484   4.6465    3.8656    3.8387
5           3.5536   3.7927     2.5290    2.1888      54   4.5575   4.6547    3.8043    3.7511
6           3.7139   3.8564     2.4348    1.9806      55   4.5673   4.6650    3.8488    3.8096
7           3.7593   3.9000     2.5118    2.0362      56   4.5763   4.6746    3.7917    3.7282
8           3.8153   3.9304     2.4176    1.9040      57   4.5867   4.6832    3.7841    3.7140
9           3.8706   3.9640     2.4081    1.8634      58   4.5955   4.6917    3.9583    3.9445
10          3.8650   4.0030     2.6474    2.1431      59   4.6026   4.7007    3.7944    3.7376
11          3.9394   4.0387     2.3891    1.8133      60   4.6118   4.7094    3.8386    3.7963
12          3.9543   4.0757     2.4602    1.8892      61   4.6785   4.7174    3.7788    3.6854
13          3.9501   4.1233     2.3687    1.8008      62   4.6885   4.7268    3.8229    3.7447
14          3.9965   4.1695     2.4422    1.8560      63   4.6974   4.7344    3.7628    3.6568
15          4.0446   4.2180     2.3578    1.7386      64   4.7071   4.7442    3.7547    3.6535
16          4.0921   4.2696     2.3522    1.7081      65   4.7164   4.7514    3.7987    3.7349
17          4.1395   4.3149     2.4225    1.7658      66   4.7260   4.7578    3.7385    3.6460
18          4.1859   4.3597     2.3409    1.6569      67   4.7353   4.7659    3.7823    3.7060
19          4.2293   4.4079     2.4168    1.7256      68   4.7426   4.7780    3.7220    3.6178
20          4.2761   4.4050     2.3372    1.6197      69   4.7518   4.7897    3.7151    3.6042
21          4.3213   4.3972     2.3308    1.5987      70   4.7601   4.8023    3.8657    3.8180
22          4.3613   4.3850     2.5545    1.8432      71   4.7667   4.8131    3.7041    3.6085
23          4.4021   4.3692     3.8253    3.0390      72   4.7762   4.8251    3.7507    3.6715
24          4.4440   4.3528     3.8875    3.1173      73   4.7664   4.8373    3.6932    3.5928
25          4.2456   4.3273     3.8195    3.1432      74   4.7735   4.8440    3.7395    3.6565
26          4.2711   4.3487     3.8784    3.2232      75   4.7812   4.8504    3.6817    3.5700
27          4.2948   4.3712     3.8102    3.1327      76   4.7880   4.8583    3.6760    3.5597
28          4.3169   4.3923     3.8080    3.1392      77   4.7945   4.8641    3.7223    3.6445
29          4.3410   4.4129     3.8782    3.7025      78   4.8012   4.8698    3.6645    3.5581
30          4.3635   4.4341     3.8364    3.6200      79   4.8082   4.8770    3.7108    3.6224
31          4.3855   4.4534     3.9204    3.7033      80   4.8135   4.8879    3.6531    3.5365
32          4.4080   4.4613     3.8869    3.6180      81   4.8200   4.9003    3.6474    3.5254
33          4.4302   4.4691     3.9134    3.6157      82   4.8261   4.9127    3.7458    3.6667
34          4.4526   4.4747     4.0700    3.7960      83   4.8312   4.9240    3.6361    3.5285
35          4.4730   4.4802     3.9753    3.6515      84   4.8374   4.9371    3.6825    3.5933
36          4.4900   4.4859     4.0681    3.7438      85   4.8884   4.9480    3.6248    3.4878
37          4.4051   4.4891     4.0352    3.7081      86   4.8957   4.9539    3.6680    3.5500
38          4.4206   4.5055     4.0982    3.8688      87   4.9008   4.9599    3.6071    3.4598
39          4.4354   4.5196     4.0243    3.8338      88   4.9065   4.9650    3.5985    3.4469
40          4.4516   4.5341     4.0106    3.8593      89   4.9127   4.9702    3.6421    3.5276
41          4.4663   4.5499     4.0543    3.9615      90   4.9175   4.9749    3.5818    3.4377
42          4.4795   4.5623     3.9770    3.8684      91   4.9230   4.9794    3.6256    3.5016
43          4.4944   4.5760     4.0143    3.9322      92   4.9283   4.9996    3.5656    3.4117
44          4.5080   4.5821     3.9382    3.8418      93   4.9334   5.0223    3.5577    3.3990
45          4.5215   4.5868     3.9183    3.8292      94   4.9390   5.0415    3.7060    3.6188
46          4.5352   4.5912     4.0567    4.0360      95   4.9420   5.0628    3.5423    3.4100
47          4.5472   4.5956     3.8810    3.8246      96   4.9529   5.0842    3.5868    3.4724
48          4.5607   4.6001     3.9221    3.8778      97   5.0371   5.1044    3.5273    3.3495
49          4.5084   4.6029     3.8590    3.8146      98   5.0432   5.1098       n/a    3.4156


(1) Assumes the Pricing Prepayment Speed to call.
(2) Calculated as (a) interest collections on the Mortgage Loans (net of the servicing and trustee fees), less the aggregate amount of interest due on the Offered Certificates, Class B-1, Class B-2 and Class B-3 Certificates divided by (b) the aggregate principal balance of the Mortgage Loans as of the beginning of the period, and (c) multiplied by 12.

                  F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                       12

Popular ABS Mortgage Pass-Through Trust, Series 2005-A
Preliminary Term Sheet                                               May 2, 2005
--------------------------------------------------------------------------------

                                   BREAKEVEN LOSSES
--------------------------------------------------------------------------
                                STATIC LIBOR            FORWARD LIBOR
                          -----------------------  -----------------------
                                       CUMULATIVE               CUMULATIVE
CLASS      MOODY'S   S&P  BREAK CDR(1)  LOSSES(2)  BREAK CDR(1)  LOSSES(2)
---------  -------  ----  -----------  ----------  -----------  ----------
M-1            Aa2    AA        28.04      21.55%        25.92      20.64%
M-2             A2     A        18.55      16.86%        16.61      15.70%
M-3             A3    A-        16.92      15.88%        15.01      14.66%
M-4           Baa1  BBB+        14.42      14.25%        12.54      12.91%
M-5           Baa2   BBB        13.21      13.39%        11.35      12.00%
M-6           Baa3  BBB-        11.49      12.10%         9.71      10.66%



(1) The "Break CDR" is the CDR that creates first dollar of principal loss on the related bond.
(2) As a percentage of the Cut-Off Date balance of the Mortgage Loans.

ASSUMPTIONS:
40% Loss Severity
12 Month Lag
Triggers Set to Fail
Run to maturity
Defaults are in addition to prepays
Prepays according to Pricing Speed
Principal and interest advanced on all defaulted loans




                  F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                       13


Popular ABS Mortgage Pass-Through Trust, Series 2005-A
Preliminary Term Sheet                                  May 2, 2005

                             BOND SUMMARY -- TO CALL

CLASS AF-1
PREPAY SPEED               50 PPC      75 PPC     100 PPC   125 PPC   150 PPC
WAL (yrs)                   2.14        1.52       1.20      1.00      0.86
Modified Duration (yrs)     2.04        1.48       1.17      0.98      0.85
Principal Window (mths)    1 -- 55     1 -- 37    1 -- 29   1 -- 23   1 -- 18

CLASS AF-2
PREPAY SPEED               50 PPC      75 PPC     100 PPC   125 PPC   150 PPC
WAL (yrs)                   7.29        4.54       3.00      2.21      1.80
Modified Duration (yrs)     6.04        4.01       2.75      2.06      1.70
Principal Window (mths)   55 -- 133   37 -- 77   29 -- 53  23 -- 30  18 -- 25

CLASS AF-3
PREPAY SPEED               50 PPC      75 PPC     100 PPC   125 PPC   150 PPC
WAL (yrs)                   12.33       7.60       5.00      2.65      2.16
Modified Duration (yrs)     9.04        6.19       4.34      2.43      2.01
Principal Window (mths)  133 -- 165   77 -- 114  53 -- 68  30 -- 33  25 -- 27

CLASS AF-4
PREPAY SPEED               50 PPC      75 PPC     100 PPC   125 PPC   150 PPC
WAL (yrs)                   15.29       10.68      7.50      4.16      2.44
Modified Duration (yrs)     10.26       7.98       6.04      3.60      2.24
Principal Window (mths)  165 -- 186  114 -- 130  68 -- 97  33 -- 77  27 -- 32

CLASS AF-5
PREPAY SPEED               50 PPC      75 PPC     100 PPC   125 PPC   150 PPC
WAL (yrs)                   7.57        6.94       6.69      6.31      2.80
Modified Duration (yrs)     6.16        5.72       5.57      5.32      2.57
Principal Window (mths)   37 -- 116   37 -- 114  46 -- 97  65 -- 77  32 -- 35

CLASS AV
PREPAY SPEED               50 PPC      75 PPC     100 PPC   125 PPC   150 PPC
WAL (yrs)                   2.16        1.44       1.06      0.84      0.69
Modified Duration (yrs)     2.05        1.39       1.04      0.82      0.68
Principal Window (mths)    1 -- 62     1 -- 40    1 -- 29   1 -- 22   1 -- 18

CLASS M-1
PREPAY SPEED               50 PPC      75 PPC     100 PPC   125 PPC   150 PPC
WAL (yrs)                   10.33       7.10       5.45      5.08      5.03
Modified Duration (yrs)     8.45        6.16       4.90      4.63      4.59
Principal Window (mths)   60 -- 186   40 -- 130  41 -- 97  47 -- 77  35 -- 62


                 F R I E D M A N   B I L L I N G S   R A M S E Y

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


Popular ABS Mortgage Pass-Through Trust, Series 2005-A
Preliminary Term Sheet                                  May 2, 2005

                             BOND SUMMARY -- TO CALL


CLASS M-2
PREPAY SPEED               50 PPC     75 PPC    100 PPC   125 PPC   150 PPC
WAL (yrs)                  10.33       7.10      5.38      4.62      4.32
Modified Duration (yrs)     8.35       6.11      4.80      4.21      3.97
Principal Window (mths)  60 -- 186  40 -- 130  39 -- 97  42 -- 77  44 -- 62

CLASS M-3
PREPAY SPEED               50 PPC     75 PPC    100 PPC   125 PPC   150 PPC
WAL (yrs)                  10.33       7.11      5.37      4.53      4.08
Modified Duration (yrs)     8.33       6.10      4.79      4.12      3.76
Principal Window (mths)  60 -- 186  40 -- 130  39 -- 97  41 -- 77  43 -- 62

CLASS M-4
PREPAY SPEED               50 PPC     75 PPC    100 PPC   125 PPC   150 PPC
WAL (yrs)                  10.33       7.10      5.36      4.49      4.01
Modified Duration (yrs)     8.06       5.95      4.68      4.03      3.65
Principal Window (mths)  60 -- 186  40 -- 130  38 -- 97  40 -- 77  41 -- 62

CLASS M-5
PREPAY SPEED               50 PPC     75 PPC    100 PPC   125 PPC   150 PPC
WAL (yrs)                  10.33       7.10      5.35      4.47      3.95
Modified Duration (yrs)     8.02       5.93      4.67      4.00      3.59
Principal Window (mths)  60 -- 186  40 -- 130  38 -- 97  40 -- 77  40 -- 62

CLASS M-6
PREPAY SPEED               50 PPC     75 PPC    100 PPC   125 PPC   150 PPC
WAL (yrs)                  10.32       7.10      5.35      4.44      3.91
Modified Duration (yrs)     7.82       5.82      4.60      3.93      3.52
Principal Window (mths)  60 -- 186  40 -- 130  38 -- 97  39 -- 77  39 -- 62


                 F R I E D M A N   B I L L I N G S   R A M S E Y

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


Popular ABS Mortgage Pass-Through Trust, Series 2005-A
Preliminary Term Sheet                                  May 2, 2005

                           BOND SUMMARY -- TO MATURITY

CLASS AF-1
PREPAY SPEED               50 PPC      75 PPC     100 PPC    125 PPC    150 PPC
WAL (yrs)                   2.14        1.52        1.20       1.00       0.86
Modified Duration (yrs)     2.04        1.48        1.17       0.98       0.85
Principal Window (mths)    1 -- 55     1 -- 37    1 -- 29    1 -- 23    1 -- 18

CLASS AF-2
PREPAY SPEED               50 PPC      75 PPC     100 PPC    125 PPC    150 PPC
WAL (yrs)                   7.29        4.54        3.00       2.21       1.80
Modified Duration (yrs)     6.04        4.01        2.75       2.06       1.70
Principal Window (mths)   55 -- 133   37 -- 77    29 -- 53   23 -- 30   18 -- 25

CLASS AF-3
PREPAY SPEED               50 PPC      75 PPC     100 PPC    125 PPC    150 PPC
WAL (yrs)                   12.33       7.60        5.00       2.65       2.16
Modified Duration (yrs)     9.04        6.19        4.34       2.43       2.01
Principal Window (mths)  133 -- 165   77 -- 114   53 -- 68   30 -- 33   25 -- 27

CLASS AF-4
PREPAY SPEED               50 PPC      75 PPC     100 PPC    125 PPC    150 PPC
WAL (yrs)                   18.84       13.73       9.86       5.32       2.44
Modified Duration (yrs)     11.54       9.41        7.35       4.30       2.24
Principal Window (mths)  165 -- 332  114 -- 278  68 -- 221  33 -- 178   27 -- 32

CLASS AF-5
PREPAY SPEED               50 PPC      75 PPC     100 PPC    125 PPC    150 PPC
WAL (yrs)                   7.57        6.94        6.85       7.48       2.80
Modified Duration (yrs)     6.16        5.72        5.67       6.12       2.57
Principal Window (mths)   37 -- 116   37 -- 114  46 -- 113  65 -- 122   32 -- 35

CLASS AV
PREPAY SPEED               50 PPC      75 PPC     100 PPC    125 PPC    150 PPC
WAL (yrs)                   2.16        1.44        1.06       0.84       0.69
Modified Duration (yrs)     2.05        1.39        1.04       0.82       0.68
Principal Window (mths)    1 -- 62     1 -- 40    1 -- 29    1 -- 22    1 -- 18

CLASS M-1
PREPAY SPEED               50 PPC      75 PPC     100 PPC    125 PPC    150 PPC
WAL (yrs)                   11.25       7.88        6.08       5.58       6.52
Modified Duration (yrs)     8.92        6.64        5.33       4.99       5.75
Principal Window (mths)   60 -- 316   40 -- 252  41 -- 197  47 -- 157  35 -- 147


                 F R I E D M A N   B I L L I N G S   R A M S E Y

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


Popular ABS Mortgage Pass-Through Trust, Series 2005-A
Preliminary Term Sheet                                  May 2, 2005

                           BOND SUMMARY -- TO MATURITY


CLASS M-2
PREPAY SPEED               50 PPC     75 PPC    100 PPC    125 PPC    150 PPC
WAL (yrs)                  11.21       7.83       5.97       5.08       4.70
Modified Duration (yrs)     8.79       6.55       5.20       4.55       4.27
Principal Window (mths)  60 -- 300  40 -- 231  39 -- 179  42 -- 143  44 -- 117

CLASS M-3
PREPAY SPEED               50 PPC     75 PPC    100 PPC    125 PPC    150 PPC
WAL (yrs)                  11.18       7.80       5.92       4.96       4.45
Modified Duration (yrs)     8.75       6.52       5.16       4.44       4.04
Principal Window (mths)  60 -- 282  40 -- 212  39 -- 163  41 -- 129  43 -- 106

CLASS M-4
PREPAY SPEED               50 PPC     75 PPC    100 PPC    125 PPC    150 PPC
WAL (yrs)                  11.14       7.76       5.88       4.90       4.35
Modified Duration (yrs)     8.44       6.33       5.03       4.32       3.91
Principal Window (mths)  60 -- 277  40 -- 207  38 -- 158  40 -- 126  41 -- 103

CLASS M-5
PREPAY SPEED               50 PPC     75 PPC    100 PPC    125 PPC    150 PPC
WAL (yrs)                  11.10       7.73       5.85       4.86       4.28
Modified Duration (yrs)     8.38       6.29       4.99       4.27       3.84
Principal Window (mths)  60 -- 267  40 -- 197  38 -- 150  40 -- 119   40 -- 97

CLASS M-6
PREPAY SPEED               50 PPC     75 PPC    100 PPC    125 PPC    150 PPC
WAL (yrs)                  11.05       7.68       5.81       4.80       4.21
Modified Duration (yrs)     8.14       6.14       4.89       4.18       3.74
Principal Window (mths)  60 -- 261  40 -- 191  38 -- 146  39 -- 115   39 -- 94


                 F R I E D M A N   B I L L I N G S   R A M S E Y

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


Popular ABS Mortgage Pass-Through Trust, Series 2005-A
Preliminary Term Sheet                                  May 2, 2005

Information with respect to the Mortgage Loans expected to be included in the mortgage pool is set forth below. Prior to the Closing Date mortgage loans may be removed from the mortgage pool and other loans may be substituted therefore. The Depositor believes that the information set forth herein with respect to the mortgage pool as presently constituted is representative of the characteristics of each loan group as they will be constituted at the Closing Date, although some characteristics of the mortgage loans in the mortgage pool may vary.



                       AGGREGATE MORTGAGE LOAN STATISTICS

                             AS OF THE CUT-OFF DATE

                                                                       MINIMUM       MAXIMUM
                                                                 -------------  ------------

Scheduled Principal Balance             $ 246,434,491.80           $ 24,971.46  $ 750,000.00
Average Scheduled Principal Balance         $ 162,878.05
Number of Mortgage Loans                           1,513

Weighted Average Gross Coupon                     6.924%                4.500%       10.380%
Weighted Average FICO Score                          638                   525           817
Weighted Average Original LTV                     84.35%                18.52%       100.00%

Weighted Average Original Term                353 months            120 months    360 months
Weighted Average Stated Remaining Term        351 months            117 months    360 months
Weighted Average Seasoning                      3 months              0 months     14 months

Weighted Average Gross Margin                     6.492%                2.750%        6.500%
Weighted Average Minimum Interest Rate            6.928%                4.500%        9.750%
Weighted Average Maximum Interest Rate           12.914%               10.500%       15.750%
Weighted Average Initial Rate Cap                 3.000%                3.000%        3.000%
Weighted Average Subsequent Rate Cap              1.500%                1.500%        1.500%
Weighted Average Months to Roll                22 months              8 months     59 months

Maturity Date                                                    Mar. 15, 2015   May 1, 2035
Maximum Zip Code Concentration                     0.97%  08260


                 F R I E D M A N   B I L L I N G S   R A M S E Y

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Popular ABS Mortgage Pass-Through Trust, Series 2005-A
Preliminary Term Sheet                                               May 2, 2005

                                                                       WEIGHTED
                                                            WEIGHTED    AVERAGE
                                         CURRENT    PCT BY   AVERAGE     STATED  WEIGHTED  WEIGHTED
                            # OF       PRINCIPAL      CURR     GROSS  REMAINING   AVERAGE   AVERAGE
CURRENT PRINCIPAL BALANCE  LOANS         BALANCE  PRIN BAL    COUPON       TERM  ORIG LTV      FICO
-------------------------  -----  --------------  --------  --------  ---------  --------  --------
      0.01 -  50,000.00          68    2,697,811.34      1.09     8.405        344     77.01       605
 50,000.01 - 100,000.00      364   28,235,945.82     11.46     7.471        343     83.99       626
100,000.01 - 150,000.00      444   55,007,283.93     22.32     6.948        351     84.53       631
150,000.01 - 200,000.00      267   46,342,587.74     18.81     6.965        350     86.55       634
200,000.01 - 250,000.00      156   35,214,196.19     14.29     6.762        351     83.48       642
250,000.01 - 300,000.00       74   20,162,970.12      8.18     6.838        353     82.74       637
300,000.01 - 350,000.00       45   14,591,716.65      5.92     6.435        357     84.55       650
350,000.01 - 400,000.00       37   13,899,152.06      5.64     6.859        355     85.56       660
400,000.01 - 450,000.00       20    8,405,285.07      3.41     6.505        342     85.07       658
450,000.01 - 500,000.00       12    5,788,344.51      2.35     6.285        356     80.28       645
500,000.01 - 550,000.00        8    4,222,289.67      1.71     6.592        358     79.77       664
550,000.01 - 600,000.00        6    3,422,570.41      1.39     7.562        358     88.31       670
600,000.01 - 650,000.00        4    2,561,803.56      1.04     6.879        357     87.20       614
700,000.01 - 750,000.00        8    5,882,534.73      2.39     6.827        357     80.46       632
                           -----  --------------  --------  --------  ---------  --------  --------

TOTAL:                     1,513  246,434,491.80    100.00     6.924        351     84.35       638

                                                                WEIGHTED
                                                     WEIGHTED    AVERAGE
                                  CURRENT    PCT BY   AVERAGE     STATED  WEIGHTED  WEIGHTED
                     # OF       PRINCIPAL      CURR     GROSS  REMAINING   AVERAGE   AVERAGE
CURRENT GROSS RATE  LOANS         BALANCE  PRIN BAL    COUPON       TERM  ORIG LTV      FICO
------------------  -----  --------------  --------  --------  ---------  --------  --------
 4.500 - 4.999         11    2,296,623.90      0.93     4.746        355     68.15       691
 5.000 - 5.499         38    8,835,540.17      3.59     5.261        345     74.14       677
 5.500 - 5.999        174   34,671,030.88     14.07     5.756        350     78.84       659
 6.000 - 6.499        179   32,741,965.77     13.29     6.213        351     82.18       651
 6.500 - 6.999        276   49,477,252.88     20.08     6.755        353     83.95       637
 7.000 - 7.499        265   42,584,261.85     17.28     7.209        353     87.06       636
 7.500 - 7.999        315   46,948,832.21     19.05     7.684        351     89.98       627
 8.000 - 8.499        127   17,198,805.55      6.98     8.189        346     86.10       611
 8.500 - 8.999         87    8,775,316.21      3.56     8.661        342     84.53       588
 9.000 - 9.499         21    1,742,559.78      0.71     9.096        340     83.15       571
 9.500 - 9.999         16    1,015,492.99      0.41     9.696        358     83.27       591
10.000 - 10.499         4      146,809.61      0.06    10.270        359     87.14       569
                    -----  --------------  --------  --------  ---------  --------  --------

TOTAL:              1,513  246,434,491.80    100.00     6.924        351     84.35       638

                                                       WEIGHTED
                                            WEIGHTED    AVERAGE
                         CURRENT    PCT BY   AVERAGE     STATED  WEIGHTED  WEIGHTED
            # OF       PRINCIPAL      CURR     GROSS  REMAINING   AVERAGE   AVERAGE
FICO       LOANS         BALANCE  PRIN BAL    COUPON       TERM  ORIG LTV      FICO
----       -----  --------------  --------  --------  ---------  --------  --------
525 - 549     75   10,612,780.41      4.31     8.040        356     81.88       537
550 - 574    151   20,500,792.60      8.32     7.633        355     81.75       562
575 - 599    180   25,599,979.04     10.39     7.050        348     81.55       587
600 - 624    282   44,871,744.33     18.21     6.918        350     83.95       613
625 - 649    293   47,208,407.55     19.16     6.863        354     87.00       637
650 - 674    243   42,363,305.29     17.19     6.762        350     86.45       660
675 - 699    134   25,638,268.18     10.40     6.525        350     84.90       685
700+         155   29,639,214.40     12.03     6.609        346     82.35       734
           -----  --------------  --------  --------  ---------  --------  --------

TOTAL:     1,513  246,434,491.80    100.00     6.924        351     84.35       638

                  F R I E D M A N  B I L L I N G S  R A M S E Y

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Popular ABS Mortgage Pass-Through Trust, Series 2005-A
Preliminary Term Sheet                                               May 2, 2005

                                                           WEIGHTED
                                                WEIGHTED    AVERAGE  WEIGHTED
                             CURRENT    PCT BY   AVERAGE     STATED   AVERAGE  WEIGHTED
                # OF       PRINCIPAL      CURR     GROSS  REMAINING      ORIG   AVERAGE
ORIGINAL LTV   LOANS         BALANCE  PRIN BAL    COUPON       TERM       LTV      FICO
------------   -----  --------------  --------  --------  ---------  --------  --------
 0.00 - 49.99     29    3,572,227.06      1.45     6.707        345     39.36       627
50.00 - 54.99     23    3,214,971.98      1.30     6.964        350     51.87       634
55.00 - 59.99     25    4,372,517.76      1.77     6.420        335     57.44       670
60.00 - 64.99     36    6,455,316.81      2.62     6.054        353     62.61       648
65.00 - 69.99     46    8,343,309.73      3.39     6.245        344     67.89       638
70.00 - 74.99     82   13,531,910.57      5.49     6.561        337     72.26       627
75.00 - 79.99    125   20,685,945.05      8.39     6.674        347     77.34       641
80.00            148   22,561,302.13      9.16     6.752        355     80.00       640
80.01 - 84.99    130   22,368,872.46      9.08     6.700        349     82.53       640
85.00 - 89.99    247   40,098,397.45     16.27     7.030        354     86.44       624
90.00 - 94.99    336   52,898,176.00     21.47     7.029        353     90.47       630
95.00 - 99.99     66   13,013,431.33      5.28     7.169        347     95.66       655
100.00           220   35,318,113.47     14.33     7.495        354    100.00       652
               -----  --------------  --------  --------  ---------  --------  --------

TOTAL:         1,513  246,434,491.80    100.00     6.924        351     84.35       638

                                                                    WEIGHTED
                                                         WEIGHTED    AVERAGE
                                      CURRENT    PCT BY   AVERAGE     STATED  WEIGHTED  WEIGHTED
                         # OF       PRINCIPAL      CURR     GROSS  REMAINING   AVERAGE   AVERAGE
ORIGINAL TERM (MONTHS)  LOANS         BALANCE  PRIN BAL    COUPON       TERM  ORIG LTV      FICO
----------------------  -----  --------------  --------  --------  ---------  --------  --------
120                         6      926,585.94      0.38     7.845        119     75.11       688
180                        39    4,730,035.55      1.92     7.051        177     80.38       646
240                        37    4,132,890.79      1.68     6.856        237     78.76       646
264                         1       70,000.00      0.03     7.990        263     93.33       671
300                         4      680,063.80      0.28     6.299        293     86.33       668
336                         1      125,309.08      0.05     5.300        331     90.00       727
360                     1,425  235,769,606.64     95.67     6.922        357     84.55       637
                        -----  --------------  --------  --------  ---------  --------  --------

TOTAL:                  1,513  246,434,491.80    100.00     6.924        351     84.35       638

                                                                            WEIGHTED
                                                                 WEIGHTED    AVERAGE
                                              CURRENT    PCT BY   AVERAGE     STATED  WEIGHTED  WEIGHTED
                                 # OF       PRINCIPAL      CURR     GROSS  REMAINING   AVERAGE   AVERAGE
STATED REMAINING TERM (MONTHS)  LOANS         BALANCE  PRIN BAL    COUPON       TERM  ORIG LTV      FICO
------------------------------  -----  --------------  --------  --------  ---------  --------  --------
 61 - 120                           6      926,585.94      0.38     7.845        119     75.11       688
121 - 180                          39    4,730,035.55      1.92     7.051        177     80.38       646
181 - 240                          37    4,132,890.79      1.68     6.856        237     78.76       646
241 - 300                           5      750,063.80      0.30     6.457        290     86.98       668
301 - 360                       1,426  235,894,915.72     95.72     6.921        357     84.55       637
                                -----  --------------  --------  --------  ---------  --------  --------

TOTAL:                          1,513  246,434,491.80    100.00     6.924        351     84.35       638

                                                        WEIGHTED
                                             WEIGHTED    AVERAGE
                          CURRENT    PCT BY   AVERAGE     STATED  WEIGHTED  WEIGHTED
             # OF       PRINCIPAL      CURR     GROSS  REMAINING   AVERAGE   AVERAGE
FRM/ARM     LOANS         BALANCE  PRIN BAL    COUPON       TERM  ORIG LTV      FICO
-------     -----  --------------  --------  --------  ---------  --------  --------
ARM           826  144,181,003.24     58.51     6.914        358     85.77       631
Fixed Rate    687  102,253,488.56     41.49     6.939        341     82.34       646
            -----  --------------  --------  --------  ---------  --------  --------

TOTAL:      1,513  246,434,491.80    100.00     6.924        351     84.35       638

                  F R I E D M A N  B I L L I N G S  R A M S E Y

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Popular ABS Mortgage Pass-Through Trust, Series 2005-A
Preliminary Term Sheet                                               May 2, 2005

                                                           WEIGHTED
                                                WEIGHTED    AVERAGE
                             CURRENT    PCT BY   AVERAGE     STATED  WEIGHTED  WEIGHTED
                # OF       PRINCIPAL      CURR     GROSS  REMAINING   AVERAGE   AVERAGE
PRODUCT        LOANS         BALANCE  PRIN BAL    COUPON       TERM  ORIG LTV      FICO
-------         -----  --------------  --------  --------  ---------  --------  --------
ARM 2/28         809  140,361,812.11     56.96     6.916        358     85.63       631
Fixed 30 yr      599   91,588,603.40     37.17     6.934        357     82.63       646
Fixed 15 yr       39    4,730,035.55      1.92     7.051        177     80.38       646
Fixed 20 yr       37    4,132,890.79      1.68     6.856        237     78.76       646
ARM 5/25          15    3,285,362.03      1.33     6.871        356     90.57       644
Balloon 10 yr      5      719,385.94      0.29     8.050        119     76.58       711
Fixed 25 yr        4      680,063.80      0.28     6.299        293     86.33       668
ARM 3/27           2      533,829.10      0.22     6.505        357     92.43       650
Fixed 10 yr        1      207,200.00      0.08     7.130        119     70.00       610
Fixed 28 yr        1      125,309.08      0.05     5.300        331     90.00       727
Fixed 22 yr        1       70,000.00      0.03     7.990        263     93.33       671
               -----  --------------  --------  --------  ---------  --------  --------

TOTAL:         1,513  246,434,491.80    100.00     6.924        351     84.35       638

                                                                              WEIGHTED
                                                                   WEIGHTED    AVERAGE
                                                CURRENT    PCT BY   AVERAGE     STATED  WEIGHTED  WEIGHTED
PREPAYMENT PENALTY ORIGINAL TERM   # OF       PRINCIPAL      CURR     GROSS  REMAINING   AVERAGE   AVERAGE
(MONTHS)                                        BALANCE  PRIN BAL    COUPON       TERM  ORIG LTV      FICO
--------------------------------  -----  --------------  --------  --------  ---------  --------  --------
0                                   575   89,435,164.00     36.29     7.099        352     84.88       638
12                                   11    2,417,065.46      0.98     6.494        324     87.58       633
24                                  473   81,923,147.45     33.24     6.852        358     86.04       627
36                                  454   72,659,114.89     29.48     6.805        343     81.69       649
                                  -----  --------------  --------  --------  ---------  --------  --------

TOTAL:                            1,513  246,434,491.80    100.00     6.924        351     84.35       638

                                                        WEIGHTED
                                             WEIGHTED    AVERAGE
                          CURRENT    PCT BY   AVERAGE     STATED  WEIGHTED  WEIGHTED
             # OF       PRINCIPAL      CURR     GROSS  REMAINING   AVERAGE   AVERAGE
LIEN        LOANS         BALANCE  PRIN BAL    COUPON       TERM  ORIG LTV      FICO
----        -----  --------------  --------  --------  ---------  --------  --------
First Lien  1,513  246,434,491.80    100.00     6.924        351     84.35       638
            -----  --------------  --------  --------  ---------  --------  --------

TOTAL:      1,513  246,434,491.80    100.00     6.924        351     84.35       638

                                                                        WEIGHTED
                                                             WEIGHTED    AVERAGE
                                          CURRENT    PCT BY   AVERAGE     STATED  WEIGHTED  WEIGHTED
                             # OF       PRINCIPAL      CURR     GROSS  REMAINING   AVERAGE   AVERAGE
DOCUMENTATION TYPE          LOANS         BALANCE  PRIN BAL    COUPON       TERM  ORIG LTV      FICO
------------------          -----  --------------  --------  --------  ---------  --------  --------
Full Doc                    1,164  177,009,144.38     71.83     6.869        349     84.39       637
Alt Doc                       203   44,223,043.70     17.95     6.929        356     86.21       636
SI                            138   23,318,137.41      9.46     7.292        352     80.77       647
Lite Doc                        4    1,390,087.37      0.56     7.422        357     80.21       567
Stated Income/Stated Asset      4      494,078.94      0.20     7.427        337     83.33       610
                            -----  --------------  --------  --------  ---------  --------  --------

Total:                      1,513  246,434,491.80    100.00     6.924        351     84.35       638

                  F R I E D M A N  B I L L I N G S  R A M S E Y

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Popular ABS Mortgage Pass-Through Trust, Series 2005-A
Preliminary Term Sheet                                               May 2, 2005
--------------------------------------------------------------------------------

                                                                    WEIGHTED
                                                         WEIGHTED    AVERAGE
                                      CURRENT    PCT BY   AVERAGE     STATED  WEIGHTED  WEIGHTED
                         # OF       PRINCIPAL      CURR     GROSS  REMAINING   AVERAGE   AVERAGE
LOAN PURPOSE            LOANS         BALANCE  PRIN BAL    COUPON       TERM  ORIG LTV      FICO
----------------------  -----  --------------  --------  --------  ---------  --------  --------
Cashout Refinance       1,111  182,116,929.60     73.90     6.918        350     84.09       632
Purchase                  200   34,124,550.43     13.85     7.044        355     86.48       674
Rate/Term Refinance       202   30,193,011.77     12.25     6.824        349     83.48       633
                        -----  --------------  --------  --------  ---------  --------  --------

TOTAL:                  1,513  246,434,491.80    100.00     6.924        351     84.35       638


                                                                    WEIGHTED
                                                         WEIGHTED    AVERAGE
                                      CURRENT    PCT BY   AVERAGE     STATED  WEIGHTED  WEIGHTED
                         # OF       PRINCIPAL      CURR     GROSS  REMAINING   AVERAGE   AVERAGE
PROPERTY TYPE           LOANS         BALANCE  PRIN BAL    COUPON       TERM  ORIG LTV      FICO
----------------------  -----  --------------  --------  --------  ---------  --------  --------
Single Family Detached  1,341  216,288,834.11     87.77     6.896        352     84.83       633
Duplex                     46    7,098,911.70      2.88     7.127        352     81.48       659
Condominium                42    7,073,609.75      2.87     6.935        358     85.55       655
6-Unit                     15    4,570,624.32      1.85     6.944        349     77.65       669
Triplex                    13    2,086,434.06      0.85     6.918        331     76.40       716
5-Unit                      9    2,048,357.62      0.83     7.282        285     74.68       733
Quadruplex                 14    2,007,663.78      0.81     7.739        358     80.32       685
Townhouse                  12    1,910,034.14      0.78     6.994        351     91.09       646
7-Unit                      5    1,238,988.16      0.50     7.441        326     68.55       683
8-Unit                      4    1,087,975.34      0.44     7.453        322     70.47       664
Row Home                   12    1,023,058.82      0.42     7.717        358     88.01       638
                        -----  --------------  --------  --------  ---------  --------  --------

TOTAL:                  1,513  246,434,491.80    100.00     6.924        351     84.35       638


                                                                    WEIGHTED
                                                         WEIGHTED    AVERAGE
                                      CURRENT    PCT BY   AVERAGE     STATED  WEIGHTED  WEIGHTED
                         # OF       PRINCIPAL      CURR     GROSS  REMAINING   AVERAGE   AVERAGE
OCCUPANCY TYPE          LOANS         BALANCE  PRIN BAL    COUPON       TERM  ORIG LTV      FICO
----------------------  -----  --------------  --------  --------  ---------  --------  --------
Owner-Occupied          1,334  215,053,741.65     87.27     6.885        351     84.84       632
Non-Owner Occupied        134   21,605,808.73      8.77     7.417        343     78.69       676
Second Home                45    9,774,941.42      3.97     6.707        357     85.93       675
                        -----  --------------  --------  --------  ---------  --------  --------

TOTAL:                  1,513  246,434,491.80    100.00     6.924        351     84.35       638




                  F R I E D M A N  B I L L I N G S  R A M S E Y

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Popular ABS Mortgage Pass-Through Trust, Series 2005-A
Preliminary Term Sheet                                               May 2, 2005
--------------------------------------------------------------------------------

                                                            WEIGHTED
                                                 WEIGHTED    AVERAGE
                              CURRENT    PCT BY   AVERAGE     STATED  WEIGHTED  WEIGHTED
                 # OF       PRINCIPAL      CURR     GROSS  REMAINING   AVERAGE   AVERAGE
STATE           LOANS         BALANCE  PRIN BAL    COUPON       TERM  ORIG LTV      FICO
--------------  -----  --------------  --------  --------  ---------  --------  --------
North Carolina    175   26,541,762.33     10.77     6.997        351     87.61       627
New Jersey        100   25,309,106.53     10.27     7.147        355     81.19       658
Pennsylvania      160   20,398,356.71      8.28     7.404        347     84.79       623
California         71   17,093,363.76      6.94     6.299        354     75.14       652
Florida            91   13,696,708.11      5.56     6.898        353     84.18       630
Maryland           59   13,087,295.59      5.31     6.355        347     81.52       641
Georgia            71   11,369,640.83      4.61     6.927        352     87.67       631
Ohio               94   11,194,584.93      4.54     7.273        354     87.01       627
Wisconsin          68   10,980,187.73      4.46     7.127        358     87.43       632
Virginia           44    9,598,579.01      3.89     6.596        351     85.85       638
Arizona            59    9,119,247.98      3.70     6.294        354     85.92       655
Missouri           60    7,418,933.32      3.01     6.983        353     86.48       623
Delaware           33    6,409,125.17      2.60     6.912        358     82.36       621
South Carolina     51    6,079,217.69      2.47     7.388        346     88.85       626
Illinois           39    5,643,528.52      2.29     7.227        358     87.13       637
Nevada             24    5,443,667.84      2.21     5.942        349     80.17       652
Minnesota          28    4,832,066.64      1.96     6.888        352     86.83       644
Tennessee          36    4,810,214.74      1.95     6.912        334     84.84       627
Massachusetts      16    4,561,431.52      1.85     6.872        347     78.99       659
Michigan           33    3,993,543.62      1.62     7.437        358     90.54       630
New Mexico         28    3,892,865.10      1.58     6.553        355     85.48       642
Kansas             30    3,422,904.41      1.39     7.346        337     90.79       643
Connecticut        16    3,209,625.08      1.30     7.172        300     79.47       664
South Dakota       26    3,042,519.85      1.23     7.349        358     85.96       628
Nebraska           25    2,467,178.42      1.00     7.027        334     86.60       624
Washington          9    1,924,846.53      0.78     6.600        358     87.46       607
Colorado            7    1,667,626.67      0.68     6.873        357     85.23       633
Oregon              7    1,468,652.21      0.60     6.615        335     86.12       639
Rhode Island        5    1,446,343.75      0.59     6.810        344     74.55       673
Indiana             8    1,034,763.99      0.42     7.818        358     87.56       622
New Hampshire       4      953,488.92      0.39     7.000        340     74.49       751
Kentucky            6      934,263.45      0.38     6.936        358     83.21       612
Oklahoma            8      869,330.92      0.35     6.778        357     87.92       619
Iowa                6      548,569.66      0.22     7.758        358     84.19       624
Montana             3      510,722.66      0.21     6.801        357     81.52       652
Utah                3      414,827.45      0.17     7.523        354     92.62       641
North Dakota        4      392,963.17      0.16     7.269        358     87.82       654
Idaho               2      176,054.00      0.07     6.961        359     71.92       621
Wyoming             1      164,000.00      0.07     6.990        359    100.00       628
Texas               1      159,593.08      0.06     7.250        356     88.89       644
Maine               1       87,922.45      0.04     7.500        358     80.80       737
New York            1       64,867.46      0.03     6.500        238     20.31       712
                -----  --------------  --------  --------  ---------  --------  --------

TOTAL:          1,513  246,434,491.80    100.00     6.924        351     84.35       638


                                                            WEIGHTED
                                                 WEIGHTED    AVERAGE
                              CURRENT    PCT BY   AVERAGE     STATED  WEIGHTED  WEIGHTED
                 # OF       PRINCIPAL      CURR     GROSS  REMAINING   AVERAGE   AVERAGE
GROSS MARGIN    LOANS         BALANCE  PRIN BAL    COUPON       TERM  ORIG LTV      FICO
--------------  -----  --------------  --------  --------  ---------  --------  --------
2.500 -- 2.999      2      273,315.17      0.19     5.113        353     80.24       682
6.000 -- 6.499      2      614,103.97      0.43     6.738        358     87.92       640
6.500 -- 6.999    822  143,293,584.10     99.38     6.918        358     85.77       631
                -----  --------------  --------  --------  ---------  --------  --------

TOTAL:            826  144,181,003.24    100.00     6.914        358     85.77       631



                  F R I E D M A N  B I L L I N G S  R A M S E Y

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Popular ABS Mortgage Pass-Through Trust, Series 2005-A
Preliminary Term Sheet                                               May 2, 2005
--------------------------------------------------------------------------------

                                                                          WEIGHTED
                                                               WEIGHTED    AVERAGE
                                            CURRENT    PCT BY   AVERAGE     STATED  WEIGHTED  WEIGHTED
                               # OF       PRINCIPAL      CURR     GROSS  REMAINING   AVERAGE   AVERAGE
MINIMUM INTEREST RATE         LOANS         BALANCE  PRIN BAL    COUPON       TERM  ORIG LTV      FICO
----------------------------  -----  --------------  --------  --------  ---------  --------  --------
2.500 -- 2.999                    1       95,543.48      0.07     4.625        353     90.00       639
3.000 -- 3.499                    1      177,771.69      0.12     5.375        353     75.00       705
4.500 -- 4.999                    8    1,970,244.26      1.37     4.745        355     68.55       688
5.000 -- 5.499                   20    5,022,767.97      3.48     5.266        357     78.77       661
5.500 -- 5.999                   83   16,247,302.85     11.27     5.727        357     80.83       652
6.000 -- 6.499                  101   19,364,059.23     13.43     6.221        357     83.58       640
6.500 -- 6.999                  165   31,452,440.01     21.81     6.758        358     85.35       633
7.000 -- 7.499                  153   26,269,989.89     18.22     7.207        358     89.01       634
7.500 -- 7.999                  181   28,832,409.49     20.00     7.682        358     90.00       621
8.000 -- 8.499                   63    9,165,243.36      6.36     8.181        358     86.80       597
8.500 -- 8.999                   38    4,287,393.24      2.97     8.479        358     83.03       574
9.000+                           12    1,295,837.77      0.90     8.825        357     87.22       583
                              -----  --------------  --------  --------  ---------  --------  --------

TOTAL:                          826  144,181,003.24    100.00     6.914        358     85.77       631


                                                                          WEIGHTED
                                                               WEIGHTED    AVERAGE
                                            CURRENT    PCT BY   AVERAGE     STATED  WEIGHTED  WEIGHTED
                               # OF       PRINCIPAL      CURR     GROSS  REMAINING   AVERAGE   AVERAGE
MAXIMUM INTEREST RATE         LOANS         BALANCE  PRIN BAL    COUPON       TERM  ORIG LTV      FICO
----------------------------  -----  --------------  --------  --------  ---------  --------  --------
10.500 -- 10.999                  9    2,065,787.74      1.43     4.740        355     69.54       686
11.000 -- 11.499                 21    5,200,539.66      3.61     5.270        357     78.65       662
11.500 -- 11.999                 84   16,496,551.05     11.44     5.731        357     80.75       652
12.000 -- 12.499                101   19,364,059.23     13.43     6.221        357     83.58       640
12.500 -- 12.999                165   31,651,163.02     21.95     6.756        358     85.55       634
13.000 -- 13.499                154   26,454,807.60     18.35     7.214        358     89.08       634
13.500 -- 13.999                182   28,897,998.16     20.04     7.682        358     89.91       622
14.000 -- 14.499                 60    8,717,083.19      6.05     8.184        358     87.09       597
14.500 -- 14.999                 38    4,185,913.07      2.90     8.615        358     82.33       569
15.000+                          12    1,147,100.52      0.80     9.233        358     84.56       550
                              -----  --------------  --------  --------  ---------  --------  --------

TOTAL:                          826  144,181,003.24    100.00     6.914        358     85.77       631


                                                                          WEIGHTED
                                                               WEIGHTED    AVERAGE
                                            CURRENT    PCT BY   AVERAGE     STATED  WEIGHTED  WEIGHTED
                               # OF       PRINCIPAL      CURR     GROSS  REMAINING   AVERAGE   AVERAGE
INITIAL PERIODIC RATE CAP     LOANS         BALANCE  PRIN BAL    COUPON       TERM  ORIG LTV      FICO
----------------------------  -----  --------------  --------  --------  ---------  --------  --------
3.000                           826  144,181,003.24    100.00     6.914        358     85.77       631
                              -----  --------------  --------  --------  ---------  --------  --------

TOTAL:                          826  144,181,003.24    100.00     6.914        358     85.77       631


                                                                          WEIGHTED
                                                               WEIGHTED    AVERAGE
                                            CURRENT    PCT BY   AVERAGE     STATED  WEIGHTED  WEIGHTED
                               # OF       PRINCIPAL      CURR     GROSS  REMAINING   AVERAGE   AVERAGE
SUBSEQUENT PERIODIC RATE CAP  LOANS         BALANCE  PRIN BAL    COUPON       TERM  ORIG LTV      FICO
----------------------------  -----  --------------  --------  --------  ---------  --------  --------
1.500                           826  144,181,003.24    100.00     6.914        358     85.77       631
                              -----  --------------  --------  --------  ---------  --------  --------

TOTAL:                          826  144,181,003.24    100.00     6.914        358     85.77       631


                  F R I E D M A N  B I L L I N G S  R A M S E Y

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Popular ABS Mortgage Pass-Through Trust, Series 2005-A
Preliminary Term Sheet                                               May 2, 2005
--------------------------------------------------------------------------------


                        GROUP I MORTGAGE LOAN STATISTICS

                             AS OF THE CUT-OFF DATE

                                                              MINIMUM         MAXIMUM
                                                         ------------  --------------
Scheduled Principal Balance             $102,253,488.56   $ 25,132.68    $ 744,257.41
Average Scheduled Principal Balance        $ 148,840.59
Number of Mortgage Loans                            687
Weighted Average Gross Coupon                    6.939%        4.800%         10.380%
Weighted Average FICO Score                         646           526             817
Weighted Average Original LTV                    82.34%        20.31%         100.00%
Weighted Average Original Term               344 months    120 months      360 months
Weighted Average Stated Remaining Term       341 months    117 months      360 months
Weighted Average Seasoning                     3 months      0 months       14 months
Maturity Date                                            Mar 15, 2015  April 15, 2035
Maximum Zip Code Concentration                    0.80%  92324




                  F R I E D M A N  B I L L I N G S  R A M S E Y

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Popular ABS Mortgage Pass-Through Trust, Series 2005-A
Preliminary Term Sheet                                               May 2, 2005



                                                                        WEIGHTED
                                                            WEIGHTED    AVERAGE
                                         CURRENT    PCT BY   AVERAGE     STATED  WEIGHTED  WEIGHTED
                            # OF       PRINCIPAL      CURR     GROSS  REMAINING   AVERAGE   AVERAGE
CURRENT PRINCIPAL BALANCE  LOANS         BALANCE  PRIN BAL    COUPON       TERM  ORIG LTV      FICO
-------------------------  -----  --------------  --------  --------  ---------  --------  --------
0.01 -- 50,000.00             35    1,389,057.89      1.36     8.661        331     78.54       610
50,000.01 -- 100,000.00      193   14,916,648.56     14.59     7.519        329     82.39       638
100,000.01 -- 150,000.00     196   24,029,811.15     23.50     7.021        342     82.58       641
150,000.01 -- 200,000.00     122   21,077,532.27     20.61     6.968        341     84.59       644
200,000.01 -- 250,000.00      71   15,858,358.72     15.51     6.700        344     80.21       650
250,000.01 -- 300,000.00      25    6,873,467.08      6.72     6.838        343     82.36       661
300,000.01 -- 350,000.00      15    4,741,753.43      4.64     6.300        358     82.24       659
350,000.01 -- 400,000.00      12    4,505,411.47      4.41     6.483        351     87.79       670
400,000.01 -- 450,000.00       9    3,777,740.91      3.69     6.212        323     84.43       663
450,000.01 -- 500,000.00       3    1,472,376.49      1.44     7.363        355     76.78       614
500,000.01 -- 550,000.00       3    1,567,607.02      1.53     5.649        357     68.11       722
550,000.01 -- 600,000.00       1      577,502.35      0.56     6.750        358     85.00       621
700,000.01 -- 750,000.00       2    1,466,221.22      1.43     7.058        359     70.15       600
                           -----  --------------  --------  --------  ---------  --------  --------

TOTAL:                       687  102,253,488.56    100.00     6.939        341     82.34       646


                                                                WEIGHTED
                                                     WEIGHTED    AVERAGE
                                  CURRENT    PCT BY   AVERAGE     STATED  WEIGHTED  WEIGHTED
                     # OF       PRINCIPAL      CURR     GROSS  REMAINING   AVERAGE   AVERAGE
CURRENT GROSS RATE  LOANS         BALANCE  PRIN BAL    COUPON       TERM  ORIG LTV      FICO
------------------  -----  --------------  --------  --------  ---------  --------  --------
4.500 -- 4.999          2      230,836.16      0.23     4.800        355     55.69       738
5.000 -- 5.499         17    3,635,000.51      3.55     5.248        330     67.70       698
5.500 -- 5.999         90   18,174,479.83     17.77     5.778        344     77.10       666
6.000 -- 6.499         78   13,377,906.54     13.08     6.202        343     80.16       667
6.500 -- 6.999        111   17,826,089.86     17.43     6.753        345     81.13       643
7.000 -- 7.499        112   16,314,271.96     15.95     7.213        345     83.93       639
7.500 -- 7.999        133   18,050,834.05     17.65     7.686        341     90.10       635
8.000 -- 8.499         64    8,033,562.19      7.86     8.198        333     85.29       628
8.500 -- 8.999         50    4,737,171.17      4.63     8.686        329     85.42       604
9.000 -- 9.499         15    1,209,834.58      1.18     9.106        333     81.96       583
9.500 -- 9.999         11      516,692.10      0.51     9.731        358     84.60       624
10.000 -- 10.499        4      146,809.61      0.14    10.270        359     87.14       569
                    -----  --------------  --------  --------  ---------  --------  --------

TOTAL:                687  102,253,488.56    100.00     6.939        341     82.34       646


                                                        WEIGHTED
                                             WEIGHTED    AVERAGE
                          CURRENT    PCT BY   AVERAGE     STATED  WEIGHTED  WEIGHTED
             # OF       PRINCIPAL      CURR     GROSS  REMAINING   AVERAGE   AVERAGE
FICO        LOANS         BALANCE  PRIN BAL    COUPON       TERM  ORIG LTV      FICO
----------  -----  --------------  --------  --------  ---------  --------  --------
525 -- 549     22    2,424,374.78      2.37     8.192        350     78.18       540
550 -- 574     45    4,735,227.86      4.63     7.958        345     83.77       564
575 -- 599     64    8,261,941.28      8.08     7.442        328     77.71       587
600 -- 624    125   18,224,940.11     17.82     7.111        339     81.75       614
625 -- 649    137   20,527,565.56     20.08     6.947        350     85.15       637
650 -- 674    139   22,812,701.56     22.31     6.762        344     84.49       662
675 -- 699     82   13,689,418.48     13.39     6.495        344     82.98       684
700+           73   11,577,318.93     11.32     6.487        328     76.90       737
            -----  --------------  --------  --------  ---------  --------  --------

TOTAL:        687  102,253,488.56    100.00     6.939        341     82.34       646


                  F R I E D M A N  B I L L I N G S  R A M S E Y


 This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

 Popular ABS Mortgage Pass-Through Trust, Series 2005-A
 Preliminary Term Sheet                                             May 2, 2005



                                                            WEIGHTED
                                                 WEIGHTED    AVERAGE
                              CURRENT    PCT BY   AVERAGE     STATED  WEIGHTED  WEIGHTED
                 # OF       PRINCIPAL      CURR     GROSS  REMAINING   AVERAGE   AVERAGE
ORIGINAL LTV    LOANS         BALANCE  PRIN BAL    COUPON       TERM  ORIG LTV      FICO
--------------  -----  --------------  --------  --------  ---------  --------  --------
0.00 -- 49.99      20    2,279,070.00      2.23     6.610        338     39.92       636
50.00 -- 54.99     18    2,535,013.23      2.48     7.163        349     52.09       642
55.00 -- 59.99     13    2,406,660.20      2.35     6.233        316     57.09       668
60.00 -- 64.99     19    2,613,085.70      2.56     6.155        348     62.52       662
65.00 -- 69.99     31    6,056,235.53      5.92     6.196        339     67.76       653
70.00 -- 74.99     54    7,977,650.17      7.80     6.628        322     72.06       635
75.00 -- 79.99     59    8,848,521.18      8.65     6.608        334     77.31       661
80.00              59    7,942,247.99      7.77     6.891        352     80.00       659
80.01 -- 84.99     62    9,738,316.92      9.52     6.644        338     82.68       645
85.00 -- 89.99     99   15,772,065.29     15.42     6.977        349     86.82       642
90.00 -- 94.99    132   18,445,328.81     18.04     7.246        345     90.67       635
95.00 -- 99.99     28    4,663,045.73      4.56     7.187        327     95.83       647
100.00+            93   12,976,247.81     12.69     7.682        348    100.00       651
                -----  --------------  --------  --------  ---------  --------  --------

TOTAL:            687  102,253,488.56    100.00     6.939        341     82.34       646


                                                                    WEIGHTED
                                                         WEIGHTED    AVERAGE
                                      CURRENT    PCT BY   AVERAGE     STATED  WEIGHTED  WEIGHTED
                         # OF       PRINCIPAL      CURR     GROSS  REMAINING   AVERAGE   AVERAGE
ORIGINAL TERM (MONTHS)  LOANS         BALANCE  PRIN BAL    COUPON       TERM  ORIG LTV      FICO
----------------------  -----  --------------  --------  --------  ---------  --------  --------
120                         6      926,585.94      0.91     7.845        119     75.11       688
180                        39    4,730,035.55      4.63     7.051        177     80.38       646
240                        37    4,132,890.79      4.04     6.856        237     78.76       646
264                         1       70,000.00      0.07     7.990        263     93.33       671
300                         4      680,063.80      0.67     6.299        293     86.33       668
336                         1      125,309.08      0.12     5.300        331     90.00       727
360                       599   91,588,603.40     89.57     6.934        357     82.63       646
                        -----  --------------  --------  --------  ---------  --------  --------

TOTAL:                    687  102,253,488.56    100.00     6.939        341     82.34       646


                                                                   WEIGHTED
                                                        WEIGHTED    AVERAGE
                                     CURRENT    PCT BY   AVERAGE     STATED  WEIGHTED  WEIGHTED
STATED REMAINING TERM   # OF       PRINCIPAL      CURR     GROSS  REMAINING   AVERAGE   AVERAGE
(MONTHS)               LOANS         BALANCE  PRIN BAL    COUPON       TERM  ORIG LTV      FICO
---------------------  -----  --------------  --------  --------  ---------  --------  --------
 61 -- 120                 6      926,585.94      0.91     7.845        119     75.11       688
121 -- 180                39    4,730,035.55      4.63     7.051        177     80.38       646
181 -- 240                37    4,132,890.79      4.04     6.856        237     78.76       646
241 -- 300                 5      750,063.80      0.73     6.457        290     86.98       668
301 -- 360               600   91,713,912.48     89.69     6.931        357     82.64       646
                       -----  --------------  --------  --------  ---------  --------  --------

TOTAL:                   687  102,253,488.56    100.00     6.939        341     82.34       646


                                                      WEIGHTED
                         CURRENT    PCT BY  AVERAGE     STATED  WEIGHTED  WEIGHTED
            # OF       PRINCIPAL      CURR    GROSS  REMAINING   AVERAGE   AVERAGE
FRM/ARM    LOANS         BALANCE  PRIN BAL   COUPON       TERM  ORIG LTV      FICO
---------  -----  --------------  --------  -------  ---------  --------  --------
Fixed        687  102,253,488.56    100.00    6.939        341     82.34       646
           -----  --------------  --------  -------  ---------  --------  --------

TOTAL:       687  102,253,488.56    100.00    6.939        341     82.34       646


                   F R I E D M A N  B I L L I N G S  R A M S E Y


 This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

 Popular ABS Mortgage Pass-Through Trust, Series 2005-A
 Preliminary Term Sheet                                             May 2, 2005



                                                           WEIGHTED
                                                WEIGHTED    AVERAGE
                             CURRENT    PCT BY   AVERAGE     STATED  WEIGHTED  WEIGHTED
                # OF       PRINCIPAL      CURR     GROSS  REMAINING   AVERAGE   AVERAGE
PRODUCT        LOANS         BALANCE  PRIN BAL    COUPON       TERM  ORIG LTV      FICO
-------------  -----  --------------  --------  --------  ---------  --------  --------
Fixed 30 yr      599   91,588,603.40     89.57     6.934        357     82.63       646
Fixed 15 yr       39    4,730,035.55      4.63     7.051        177     80.38       646
Fixed 20 yr       37    4,132,890.79      4.04     6.856        237     78.76       646
Balloon 10 yr      5      719,385.94      0.70     8.050        119     76.58       711
Fixed 25 yr        4      680,063.80      0.67     6.299        293     86.33       668
Fixed 10 yr        1      207,200.00      0.20     7.130        119     70.00       610
Fixed 28 yr        1      125,309.08      0.12     5.300        331     90.00       727
Fixed 22 yr        1       70,000.00      0.07     7.990        263     93.33       671
               -----  --------------  --------  --------  ---------  --------  --------

TOTAL:           687  102,253,488.56    100.00     6.939        341     82.34       646


                                                                                       WEIGHTED
                                                                            WEIGHTED    AVERAGE
                                                         CURRENT    PCT BY   AVERAGE     STATED  WEIGHTED  WEIGHTED
                                            # OF       PRINCIPAL      CURR     GROSS  REMAINING   AVERAGE   AVERAGE
PREPAYMENT PENALTY ORIGINAL TERM (MONTHS)  LOANS         BALANCE  PRIN BAL    COUPON       TERM  ORIG LTV      FICO
-----------------------------------------  -----  --------------  --------  --------  ---------  --------  --------
0                                            229   29,147,252.20     28.50     7.245        340     83.35       642
12                                             2      553,894.69      0.54     6.395        215     88.39       626
24                                             3      640,000.00      0.63     7.115        359     82.54       613
36                                           453   71,912,341.67     70.33     6.817        343     81.88       649
                                           -----  --------------  --------  --------  ---------  --------  --------

TOTAL:                                       687  102,253,488.56    100.00     6.939        341     82.34       646


                                                        WEIGHTED
                                             WEIGHTED    AVERAGE
                          CURRENT    PCT BY   AVERAGE     STATED  WEIGHTED  WEIGHTED
             # OF       PRINCIPAL      CURR     GROSS  REMAINING   AVERAGE   AVERAGE
LIEN        LOANS         BALANCE  PRIN BAL    COUPON       TERM  ORIG LTV      FICO
----------  -----  --------------  --------  --------  ---------  --------  --------
First Lien    687  102,253,488.56    100.00     6.939        341     82.34       646
            -----  --------------  --------  --------  ---------  --------  --------

TOTAL:        687  102,253,488.56    100.00     6.939        341     82.34       646


                                                                        WEIGHTED
                                                             WEIGHTED    AVERAGE
                                          CURRENT    PCT BY   AVERAGE     STATED  WEIGHTED  WEIGHTED
                             # OF       PRINCIPAL      CURR     GROSS  REMAINING   AVERAGE   AVERAGE
DOCUMENTATION TYPE          LOANS         BALANCE  PRIN BAL    COUPON       TERM  ORIG LTV      FICO
--------------------------  -----  --------------  --------  --------  ---------  --------  --------
Full Doc                      583   83,427,787.24     81.59     6.907        340     82.69       646
Alt Doc                        54   11,252,310.04     11.00     6.804        351     81.65       646
SI                             45    6,858,419.98      6.71     7.512        339     79.24       654
Stated Income/Stated Asset      4      494,078.94      0.48     7.427        337     83.33       610
Lite Doc                        1      220,892.36      0.22     6.990        351     80.00       613
                            -----  --------------  --------  --------  ---------  --------  --------

TOTAL:                        687  102,253,488.56    100.00     6.939        341     82.34       646


                                                                 WEIGHTED
                                                      WEIGHTED    AVERAGE
                                   CURRENT    PCT BY   AVERAGE     STATED  WEIGHTED  WEIGHTED
                      # OF       PRINCIPAL      CURR     GROSS  REMAINING   AVERAGE   AVERAGE
LOAN PURPOSE         LOANS         BALANCE  PRIN BAL    COUPON       TERM  ORIG LTV      FICO
-------------------  -----  --------------  --------  --------  ---------  --------  --------
Cashout Refinance      530   81,804,860.49     80.00     6.942        342     82.44       645
Rate/Term Refinance    112   15,214,205.18     14.88     6.827        341     81.26       647
Purchase                45    5,234,422.89      5.12     7.212        340     83.94       671
                     -----  --------------  --------  --------  ---------  --------  --------

TOTAL:                 687  102,253,488.56    100.00     6.939        341     82.34       646


                   F R I E D M A N  B I L L I N G S  R A M S E Y


 This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

 Popular ABS Mortgage Pass-Through Trust, Series 2005-A
 Preliminary Term Sheet                                             May 2, 2005



                                                                    WEIGHTED
                                                         WEIGHTED    AVERAGE
                                      CURRENT    PCT BY   AVERAGE     STATED  WEIGHTED  WEIGHTED
                         # OF       PRINCIPAL      CURR     GROSS  REMAINING   AVERAGE   AVERAGE
PROPERTY TYPE           LOANS         BALANCE  PRIN BAL    COUPON       TERM  ORIG LTV      FICO
----------------------  -----  --------------  --------  --------  ---------  --------  --------
Single Family Detached    624   93,407,828.81     91.35     6.875        344     82.63       644
Duplex                     17    2,359,707.09      2.31     7.421        343     78.54       680
Condominium                12    1,796,112.98      1.76     7.610        357     82.14       663
Quadruplex                  8    1,355,778.37      1.33     7.771        358     78.07       708
Townhouse                   8      929,974.01      0.91     7.682        344     93.51       656
5-Unit                      4      720,666.57      0.70     8.102        148     72.40       705
Triplex                     4      611,654.68      0.60     6.221        268     71.00       706
Row Home                    6      448,753.51      0.44     8.005        358     82.82       638
7-Unit                      1      225,058.16      0.22     8.625        179     71.64       582
8-Unit                      1      220,735.01      0.22     8.625        179     66.07       582
6-Unit                      2      177,219.37      0.17     8.020        118     71.76       728
                        -----  --------------  --------  --------  ---------  --------  --------

TOTAL:                    687  102,253,488.56    100.00     6.939        341     82.34       646


                                                                WEIGHTED
                                                     WEIGHTED    AVERAGE
                                  CURRENT    PCT BY   AVERAGE     STATED  WEIGHTED  WEIGHTED
                     # OF       PRINCIPAL      CURR     GROSS  REMAINING   AVERAGE   AVERAGE
OCCUPANCY TYPE      LOANS         BALANCE  PRIN BAL    COUPON       TERM  ORIG LTV      FICO
------------------  -----  --------------  --------  --------  ---------  --------  --------
Owner-Occupied        623   93,897,723.82     91.83     6.866        343     82.76       644
Non-Owner Occupied     51    6,539,008.29      6.39     8.048        309     76.64       673
Second Home            13    1,816,756.45      1.78     6.716        356     81.23       657
                    -----  --------------  --------  --------  ---------  --------  --------

TOTAL:                687  102,253,488.56    100.00     6.939        341     82.34       646




                   F R I E D M A N  B I L L I N G S  R A M S E Y


 This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Popular ABS Mortgage Pass-Through Trust, Series 2005-A
Preliminary Term Sheet                                               May 2, 2005
--------------------------------------------------------------------------------

                                                            WEIGHTED
                                                 WEIGHTED    AVERAGE
                              CURRENT    PCT BY   AVERAGE     STATED  WEIGHTED  WEIGHTED
                 # OF       PRINCIPAL      CURR     GROSS  REMAINING   AVERAGE   AVERAGE
STATE           LOANS         BALANCE  PRIN BAL    COUPON       TERM  ORIG LTV      FICO
--------------  -----  --------------  --------  --------  ---------  --------  --------
California         47   11,352,410.40     11.10     6.271        352     71.88       665
Pennsylvania       82    9,942,409.09      9.72     7.386        337     85.56       639
North Carolina     72    9,319,977.77      9.11     7.253        339     88.00       634
Florida            51    7,207,445.42      7.05     6.938        350     81.64       643
Maryland           32    7,026,888.05      6.87     6.375        337     77.82       653
New Jersey         29    5,405,138.59      5.29     7.101        343     74.32       658
Virginia           25    4,786,319.42      4.68     6.788        345     84.57       645
Georgia            30    4,624,146.22      4.52     7.123        344     84.64       641
Arizona            32    4,383,949.29      4.29     6.451        351     82.91       653
Nevada             17    3,803,454.63      3.72     5.807        345     80.71       665
South Carolina     27    3,586,848.60      3.51     7.457        338     89.12       635
Delaware           19    3,394,943.94      3.32     6.864        358     80.98       640
Illinois           24    3,370,392.21      3.30     7.343        358     85.67       648
Missouri           27    3,021,754.11      2.96     6.866        347     84.77       638
Tennessee          23    2,667,257.45      2.61     7.155        316     89.73       628
New Mexico         20    2,649,768.18      2.59     6.765        354     83.82       652
Ohio               25    2,470,535.13      2.42     7.689        339     88.91       649
Kansas             20    2,169,222.76      2.12     7.468        325     90.81       655
South Dakota       13    1,596,163.22      1.56     7.093        358     83.14       639
Minnesota           7    1,078,175.95      1.05     6.836        334     87.40       654
Nebraska           13    1,007,977.14      0.99     7.233        301     84.42       627
Connecticut         6      987,461.26      0.97     8.327        171     73.72       646
Michigan            8      962,625.74      0.94     7.666        358     87.32       621
Washington          4      680,417.10      0.67     7.247        358     87.79       596
Kentucky            4      666,288.84      0.65     6.959        358     80.48       615
Colorado            3      657,754.51      0.64     6.485        357     80.11       650
Indiana             5      643,886.81      0.63     7.358        358     91.25       659
Massachusetts       3      595,935.65      0.58     7.912        274     73.46       638
Oregon              3      504,147.44      0.49     5.757        295     78.22       667
Wisconsin           2      271,346.89      0.27     8.388        358     97.76       674
Oklahoma            3      219,743.74      0.21     8.040        357     87.86       589
Iowa                2      210,828.65      0.21     7.750        358    100.00       649
Montana             1      195,989.57      0.19     6.750        356     78.60       637
Rhode Island        1      178,500.00      0.17     8.230        239     54.92       702
Idaho               2      176,054.00      0.17     6.961        359     71.92       621
Wyoming             1      164,000.00      0.16     6.990        359    100.00       628
New Hampshire       2      104,950.32      0.10     8.375        194     46.63       709
Utah                1      103,513.01      0.10     6.240        346     71.40       643
New York            1       64,867.46      0.06     6.500        238     20.31       712
                -----  --------------  --------  --------  ---------  --------  --------
TOTAL:            687  102,253,488.56    100.00     6.939        341     82.34       646





                  F R I E D M A N   B I L L I N G S   R A M S E Y

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Popular ABS Mortgage Pass-Through Trust, Series 2005-A
Preliminary Term Sheet                                               May 2, 2005
--------------------------------------------------------------------------------


                        GROUP II MORTGAGE LOAN STATISTICS

                             AS OF THE CUT-OFF DATE

                                                              MINIMUM      MAXIMUM
                                                         ------------  -----------
Scheduled Principal Balance             $144,181,003.24    $24,971.46  $750,000.00
Average Scheduled Principal Balance         $174,553.27
Number of Mortgage Loans                            826
Weighted Average Gross Coupon                    6.914%        4.500%       9.750%
Weighted Average FICO Score                         631           525          807
Weighted Average Original LTV                    85.77%        18.52%      100.00%
Weighted Average Original Term               360 months    360 months   360 months
Weighted Average Stated Remaining Term       358 months    347 months   360 months
Weighted Average Seasoning                     2 months      0 months    13 months
Weighted Average Gross Margin                    6.492%        2.750%       6.500%
Weighted Average Minimum Interest Rate           6.928%        2.750%       9.750%
Weighted Average Maximum Interest Rate          12.914%       10.500%      15.750%
Weighted Average Initial Rate Cap                3.000%        3.000%       3.000%
Weighted Average Subsequent Rate Cap             1.500%        1.500%       1.500%
Weighted Average Months to Roll               22 months      8 months    59 months
Maturity Date                                            Apr. 1, 2034  May 1, 2035
Maximum Zip Code Concentration                    1.45%  08260






                   F R I E D M A N  B I L L I N G S  R A M S E Y

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Popular ABS Mortgage Pass-Through Trust, Series 2005-A
Preliminary Term Sheet                                               May 2, 2005
--------------------------------------------------------------------------------

                                                                        WEIGHTED
                                                            WEIGHTED    AVERAGE
                                         CURRENT    PCT BY   AVERAGE     STATED  WEIGHTED  WEIGHTED
                            # OF       PRINCIPAL      CURR     GROSS  REMAINING   AVERAGE   AVERAGE
CURRENT PRINCIPAL BALANCE  LOANS         BALANCE  PRIN BAL    COUPON       TERM  ORIG LTV      FICO
-------------------------  -----  --------------  --------  --------  ---------  --------  --------
      0.01 --  50,000.00      33    1,308,753.45      0.91     8.132        358     75.39       600
 50,000.01 -- 100,000.00     171   13,319,297.26      9.24     7.417        358     85.78       612
100,000.01 -- 150,000.00     248   30,977,472.78     21.49     6.891        357     86.04       623
150,000.01 -- 200,000.00     145   25,265,055.47     17.52     6.963        358     88.19       625
200,000.01 -- 250,000.00      85   19,355,837.47     13.42     6.812        357     86.16       635
250,000.01 -- 300,000.00      49   13,289,503.04      9.22     6.838        358     82.93       625
300,000.01 -- 350,000.00      30    9,849,963.22      6.83     6.501        357     85.67       646
350,000.01 -- 400,000.00      25    9,393,740.59      6.52     7.039        358     84.49       655
400,000.01 -- 450,000.00      11    4,627,544.16      3.21     6.745        358     85.60       653
450,000.01 -- 500,000.00       9    4,315,968.02      2.99     5.917        357     81.47       656
500,000.01 -- 550,000.00       5    2,654,682.65      1.84     7.149        359     86.65       631
550,000.01 -- 600,000.00       5    2,845,068.06      1.97     7.727        358     88.98       680
600,000.01 -- 650,000.00       4    2,561,803.56      1.78     6.879        357     87.20       614
700,000.01 -- 750,000.00       6    4,416,313.51      3.06     6.750        357     83.88       642
                           -----  --------------  --------  --------  ---------  --------  --------

TOTAL:                       826  144,181,003.24    100.00     6.914        358     85.77       631

                                                                       WEIGHTED
                                                            WEIGHTED    AVERAGE
                                         CURRENT    PCT BY   AVERAGE     STATED  WEIGHTED  WEIGHTED
                            # OF       PRINCIPAL      CURR     GROSS  REMAINING   AVERAGE   AVERAGE
CURRENT GROSS RATE         LOANS         BALANCE  PRIN BAL    COUPON       TERM  ORIG LTV      FICO
-------------------------  -----  --------------  --------  --------  ---------  --------  --------
4.500 -- 4.999                 9    2,065,787.74      1.43     4.740        355     69.54       686
5.000 -- 5.499                21    5,200,539.66      3.61     5.270        357     78.65       662
5.500 -- 5.999                84   16,496,551.05     11.44     5.731        357     80.75       652
6.000 -- 6.499               101   19,364,059.23     13.43     6.221        357     83.58       640
6.500 -- 6.999               165   31,651,163.02     21.95     6.756        358     85.55       634
7.000 -- 7.499               153   26,269,989.89     18.22     7.207        358     89.01       634
7.500 -- 7.999               182   28,897,998.16     20.04     7.682        358     89.91       622
8.000 -- 8.499                63    9,165,243.36      6.36     8.181        358     86.80       597
8.500 -- 8.999                37    4,038,145.04      2.80     8.632        358     83.48       570
9.000 -- 9.499                 6      532,725.20      0.37     9.072        358     85.87       543
9.500 -- 9.999                 5      498,800.89      0.35     9.661        357     81.89       556
                           -----  --------------  --------  --------  ---------  --------  --------

TOTAL:                       826  144,181,003.24    100.00     6.914        358     85.77       631

                                                                       WEIGHTED
                                                            WEIGHTED    AVERAGE
                                         CURRENT    PCT BY   AVERAGE     STATED  WEIGHTED  WEIGHTED
                            # OF       PRINCIPAL      CURR     GROSS  REMAINING   AVERAGE   AVERAGE
FICO                       LOANS         BALANCE  PRIN BAL    COUPON       TERM  ORIG LTV      FICO
-------------------------  -----  --------------  --------  --------  ---------  --------  --------
525 -- 549                    53    8,188,405.63      5.68     7.995        358     82.97       536
550 -- 574                   106   15,765,564.74     10.93     7.536        357     81.14       561
575 -- 599                   116   17,338,037.76     12.03     6.863        358     83.38       587
600 -- 624                   157   26,646,804.22     18.48     6.787        357     85.45       613
625 -- 649                   156   26,680,841.99     18.51     6.799        358     88.42       636
650 -- 674                   104   19,550,603.73     13.56     6.761        357     88.73       659
675 -- 699                    52   11,948,849.70      8.29     6.559        357     87.10       686
700+                          82   18,061,895.47     12.53     6.688        358     85.84       732
                           -----  --------------  --------  --------  ---------  --------  --------

TOTAL:                       826  144,181,003.24    100.00     6.914        358     85.77       631

                   F R I E D M A N   B I L L I N G S   R A M S E Y

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Popular ABS Mortgage Pass-Through Trust, Series 2005-A
Preliminary Term Sheet                                               May 2, 2005
--------------------------------------------------------------------------------

                                                                    WEIGHTED
                                                         WEIGHTED    AVERAGE
                                      CURRENT    PCT BY   AVERAGE     STATED  WEIGHTED  WEIGHTED
                         # OF       PRINCIPAL      CURR     GROSS  REMAINING   AVERAGE   AVERAGE
ORIGINAL LTV            LOANS         BALANCE  PRIN BAL    COUPON       TERM  ORIG LTV      FICO
----------------------  -----  --------------  --------  --------  ---------  --------  --------
 0.00 -- 49.99              9    1,293,157.06       0.9     6.879        358     38.38       610
50.00 -- 54.99              5      679,958.75      0.47     6.224        355     51.05       603
55.00 -- 59.99             12    1,965,857.56      1.36     6.648        358     57.86       672
60.00 -- 64.99             17    3,842,231.11      2.66     5.985        357     62.67       638
65.00 -- 69.99             15    2,287,074.20      1.59     6.375        357     68.24       597
70.00 -- 74.99             28    5,554,260.40      3.85     6.465        357     72.56       616
75.00 -- 79.99             66   11,837,423.87      8.21     6.724        358     77.36       626
80.00                      89   14,619,054.14     10.14     6.677        357     80.00       629
80.01 -- 84.99             68   12,630,555.54      8.76     6.744        357     82.41       636
85.00 -- 89.99            148   24,326,332.16     16.87     7.065        357     86.20       613
90.00 -- 94.99            204   34,452,847.19      23.9     6.913        358     90.36       627
95.00 -- 99.99             38    8,350,385.60      5.79     7.158        358     95.57       660
100.00+                   127   22,341,865.66      15.5     7.386        358    100.00       653
                        -----  --------------  --------  --------  ---------  --------  --------

TOTAL:                    826  144,181,003.24    100.00     6.914        358     85.77       631

                                                                    WEIGHTED
                                                         WEIGHTED    AVERAGE
                                      CURRENT    PCT BY   AVERAGE     STATED  WEIGHTED  WEIGHTED
                         # OF       PRINCIPAL      CURR     GROSS  REMAINING   AVERAGE   AVERAGE
ORIGINAL TERM (MONTHS)  LOANS         BALANCE  PRIN BAL    COUPON       TERM  ORIG LTV      FICO
----------------------  -----  --------------  --------  --------  ---------  --------  --------
360                       826  144,181,003.24    100.00     6.914        358     85.77       631
                        -----  --------------  --------  --------  ---------  --------  --------

TOTAL:                    826  144,181,003.24    100.00     6.914        358     85.77       631

                                                                    WEIGHTED
                                                         WEIGHTED    AVERAGE
                                      CURRENT    PCT BY   AVERAGE     STATED  WEIGHTED  WEIGHTED
STATED REMAINING TERM    # OF       PRINCIPAL      CURR     GROSS  REMAINING   AVERAGE   AVERAGE
(MONTHS)                LOANS         BALANCE  PRIN BAL    COUPON       TERM  ORIG LTV      FICO
----------------------  -----  --------------  --------  --------  ---------  --------  --------
301 -- 360                826  144,181,003.24    100.00     6.914        358     85.77       631
                        -----  --------------  --------  --------  ---------  --------  --------

TOTAL:                    826  144,181,003.24    100.00     6.914        358     85.77       631

                                                                    WEIGHTED
                                                         WEIGHTED    AVERAGE
                                      CURRENT    PCT BY   AVERAGE     STATED  WEIGHTED  WEIGHTED
                         # OF       PRINCIPAL      CURR     GROSS  REMAINING   AVERAGE   AVERAGE
FRM/ARM                 LOANS         BALANCE  PRIN BAL    COUPON       TERM  ORIG LTV      FICO
----------------------  -----  --------------  --------  --------  ---------  --------  --------
ARM                       826  144,181,003.24    100.00     6.914        358     85.77       631
                        -----  --------------  --------  --------  ---------  --------  --------

TOTAL:                    826  144,181,003.24    100.00     6.914        358     85.77       631

                                                                    WEIGHTED
                                                         WEIGHTED    AVERAGE
                                      CURRENT    PCT BY   AVERAGE     STATED  WEIGHTED  WEIGHTED
                         # OF       PRINCIPAL      CURR     GROSS  REMAINING   AVERAGE   AVERAGE
PRODUCT                 LOANS         BALANCE  PRIN BAL    COUPON       TERM  ORIG LTV      FICO
----------------------  -----  --------------  --------  --------  ---------  --------  --------
ARM 2/28                  809  140,361,812.11     97.35     6.916        358     85.63       631
ARM 5/25                   15    3,285,362.03      2.28     6.871        356     90.57       644
ARM 3/27                    2      533,829.10      0.37     6.505        357     92.43       650
                        -----  --------------  --------  --------  ---------  --------  --------

TOTAL:                    826  144,181,003.24    100.00     6.914        358     85.77       631

                  F R I E D M A N B I L L I N G S R A M S E Y

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


Popular ABS Mortgage Pass-Through Trust, Series 2005-A
Preliminary Term Sheet                                  May 2, 2005

                                                                                       WEIGHTED
                                                                            WEIGHTED    AVERAGE
                                                         CURRENT    PCT BY   AVERAGE     STATED  WEIGHTED  WEIGHTED
PREPAYMENT PENALTY ORIGINAL TERM (MONTHS)   # OF       PRINCIPAL      CURR     GROSS  REMAINING   AVERAGE   AVERAGE
(MONTHS)                                   LOANS         BALANCE  PRIN BAL    COUPON       TERM  ORIG LTV      FICO
-----------------------------------------  -----  --------------  --------  --------  ---------  --------  --------
0                                            346   60,287,911.80     41.81     7.028        358     85.61       636
12                                             9    1,863,170.77      1.29     6.524        357     87.34       635
24                                           470   81,283,147.45     56.38     6.850        358     86.07       627
36                                             1      746,773.22      0.52     5.630        354     62.50       677
                                           -----  --------------  --------  --------  ---------  --------  --------

TOTAL:                                       826  144,181,003.24    100.00     6.914        358     85.77       631


                                                        WEIGHTED
                                             WEIGHTED    AVERAGE
                          CURRENT    PCT BY   AVERAGE     STATED  WEIGHTED  WEIGHTED
             # OF       PRINCIPAL      CURR     GROSS  REMAINING   AVERAGE   AVERAGE
LIEN        LOANS         BALANCE  PRIN BAL    COUPON       TERM  ORIG LTV      FICO
----------  -----  --------------  --------  --------  ---------  --------  --------
First Lien    826  144,181,003.24    100.00     6.914        358     85.77       631
            -----  --------------  --------  --------  ---------  --------  --------

TOTAL:        826  144,181,003.24    100.00     6.914        358     85.77       631


                                                                WEIGHTED
                                                     WEIGHTED    AVERAGE
                                  CURRENT    PET BY   AVERAGE     STATED  WEIGHTED  WEIGHTED
                       OF       PRINCIPAL      CURR     GROSS  REMAINING   AVERAGE   AVERAGE
DOCUMENTATION TYPE  LOANS         BALANCE  PRIN BAL    COUPON       TERM  ORIG LTV      FICO
------------------  -----  --------------  --------  --------  ---------  --------  --------
Full Doc              581   93,581,357.14     64.91     6.836        357     85.90       629
Alt Doc               149   32,970,733.66     22.87     6.972        358     87.77       633
SI                     93   16,459,717.43     11.42     7.200        358     81.41       644
Lite Doc                3    1,169,195.01      0.81     7.504        358     80.26       559
                    -----  --------------  --------  --------  ---------  --------  --------

TOTAL:                826  144,181,003.24    100.00     6.914        358     85.77       631


                                                                 WEIGHTED
                                                      WEIGHTED    AVERAGE
                                   CURRENT    PCT BY   AVERAGE     STATED  WEIGHTED  WEIGHTED
                      # OF       PRINCIPAL      CURR     GROSS  REMAINING   AVERAGE   AVERAGE
LOAN PURPOSE         LOANS         BALANCE  PRIN BAL    COUPON       TERM  ORIG LTV      FICO
-------------------  -----  --------------  --------  --------  ---------  --------  --------
Cashout Refinance      581  100,312,069.11     69.57     6.899        358     85.44       621
Purchase               155   28,890,127.54     20.04     7.014        358     86.94       674
Rate/Term Refinance     90   14,978,806.59     10.39     6.821        357     85.74       620
                     -----  --------------  --------  --------  ---------  --------  --------

TOTAL:                 826  144,181,003.24    100.00     6.914        358     85.77       631


F R I E D M A N    B I L L I N G S    R A M S E Y

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


Popular ABS Mortgage Pass-Through Trust, Series 2005-A
Preliminary Term Sheet                                  May 2, 2005

                                                                    WEIGHTED
                                                         WEIGHTED    AVERAGE
                                      CURRENT    PCT BY   AVERAGE     STATED  WEIGHTED  WEIGHTED
                          #OF       PRINCIPAL      CURR     GROSS  REMAINING   AVERAGE   AVERAGE
PROPERTY TYPE           LOANS         BALANCE  PRIN BAL    COUPON       TERM  ORIG LTV      FICO
----------------------  -----  --------------  --------  --------  ---------  --------  --------
Single Family Detached    717  122,881,005.30     85.23     6.912        358     86.51       625
Condominium                30    5,277,496.77      3.66     6.705        358     86.71       653
Duplex                     29    4,739,204.61      3.29     6.980        357     82.94       648
6-Unit                     13    4,393,404.95      3.05     6.901        358     77.89       667
Triplex                     9    1,474,779.38      1.02     7.208        358     78.64       721
5-Unit                      5    1,327,691.05      0.92     6.837        358     75.92       748
7-Unit                      4    1,013,930.00      0.70     7.178        359     67.86       705
Townhouse                   4      980,060.13      0.68     6.342        357     88.79       636
8-Unit                      3      867,240.33      0.60     7.155        358     71.59       685
Quadruplex                  6      651,885.41      0.45     7.672        357     85.01       638
Row Home                    6      574,305.31      0.40     7.491        358     92.06       638
                        -----  --------------  --------  --------  ---------  --------  --------

TOTAL:                    826  144,181,003.24    100.00     6.914        358     85.77       631


                                                                WEIGHTED
                                                     WEIGHTED    AVERAGE
                                  CURRENT    PCT BY   AVERAGE     STATED  WEIGHTED  WEIGHTED
                      #OF       PRINCIPAL      CURR     GROSS  REMAINING   AVERAGE   AVERAGE
OCCUPANCY STATUS    LOANS         BALANCE  PRIN BAL    COUPON       TERM  ORIG LTV      FICO
------------------  -----  --------------  --------  --------  ---------  --------  --------
Owner-Occupied        711  121,156,017.83     84.03     6.899        358     86.46       622
Non-Owner Occupied     83   15,066,800.44     10.45     7.143        358     79.59       677
Second Home            32    7,958,184.97      5.52     6.705        357     87.00       679
                    -----  --------------  --------  --------  ---------  --------  --------

TOTAL:                826  144,181,003.24    100.00     6.914        358     85.77       631


                  F R I E D M A N B I L L I N G S R A M S E Y

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


Popular ABS Mortgage Pass-Through Trust, Series 2005-A
Preliminary Term Sheet                                  May 2, 2005

                                                            WEIGHTED
                                                 WEIGHTED    AVERAGE
                              CURRENT    PCT BY   AVERAGE     STATED  WEIGHTED  WEIGHTED
                  #OF       PRINCIPAL      CURR     GROSS  REMAINING   AVERAGE   AVERAGE
STATE           LOANS         BALANCE  PRIN BAL    COUPON       TERM  ORIG LTV      FICO
--------------  -----  --------------  --------  --------  ---------  --------  --------
New Jersey         71   19,903,967.94    13.800     7.159        358     83.06       658
North Carolina    103   17,221,784.56    11.940     6.858        357     87.39       623
Wisconsin          66   10,708,840.84     7.430     7.095        358     87.16       631
Pennsylvania       78   10,455,947.62     7.250     7.422        358     84.05       608
Ohio               69    8,724,049.80     6.050     7.155        358     86.47       621
Georgia            41    6,745,494.61     4.680     6.792        357     89.74       624
Florida            40    6,489,262.69     4.500     6.853        357     87.01       616
Maryland           27    6,060,407.54     4.200     6.332        357     85.81       627
California         24    5,740,953.36     3.980     6.355        357     81.57       625
Virginia           19    4,812,259.59     3.340     6.405        357     87.13       631
Arizona            27    4,735,298.69     3.280     6.148        357     88.70       657
Missouri           33    4,397,179.21     3.050     7.063        357     87.66       612
Massachusetts      13    3,965,495.87     2.750     6.716        358     79.82       662
Minnesota          21    3,753,890.69     2.600     6.903        358     86.66       641
Michigan           25    3,030,917.88     2.100     7.365        358     91.56       632
Delaware           14    3,014,181.23     2.090     6.967        358     83.91       600
South Carolina     24    2,492,369.09     1.730     7.290        358     88.47       614
Illinois           15    2,273,136.31     1.580     7.057        358     89.29       620
Connecticut        10    2,222,163.82     1.540     6.658        358     82.03       671
Tennessee          13    2,142,957.29     1.490     6.610        356     78.76       626
Nevada              7    1,640,213.21     1.140     6.256        357     78.89       623
Nebraska           12    1,459,201.28     1.010     6.884        358     88.10       621
South Dakota       13    1,446,356.63     1.000     7.632        358     89.08       616
Rhode Island        4    1,267,843.75     0.880     6.610        359     77.31       669
Kansas             10    1,253,681.65     0.870     7.136        357     90.75       622
Washington          5    1,244,429.43     0.860     6.246        358     87.27       614
New Mexico          8    1,243,096.92     0.860     6.102        357     89.02       620
Colorado            4    1,009,872.16     0.700     7.126        357     88.57       622
Oregon              4      964,504.77     0.670     7.064        356     90.25       625
New Hampshire       2      848,538.60     0.590     6.830        358     77.94       757
Oklahoma            5      649,587.18     0.450     6.351        358     87.94       629
North Dakota        4      392,963.17     0.270     7.269        358     87.82       654
Indiana             3      390,877.18     0.270     8.577        358     81.47       561
Iowa                4      337,741.01     0.230     7.763        358     74.33       609
Montana             2      314,733.09     0.220     6.833        358     83.34       661
Utah                2      311,314.44     0.220     7.950        356     99.68       640
Kentucky            2      267,974.61     0.190     6.880        358     90.00       605
Texas               1      159,593.08     0.110     7.250        356     88.89       644
Maine               1       87,922.45     0.060     7.500        358     80.80       737
                -----  --------------  --------  --------  ---------  --------  --------

TOTAL:            826  144,181,003.24    100.00     6.914        358     85.77       631


                                                            WEIGHTED
                                                 WEIGHTED    AVERAGE
                              CURRENT    PCT BY   AVERAGE     STATED  WEIGHTED  WEIGHTED
                  #OF       PRINCIPAL      CURR     GROSS  REMAINING   AVERAGE   AVERAGE
GROSS MARGIN    LOANS         BALANCE  PRIN BAL    COUPON       TERM  ORIG LTV      FICO
--------------  -----  --------------  --------  --------  ---------  --------  --------
2.500 -- 2.999      2      273,315.17      0.19     5.113        353     80.24       682
6.000 -- 6.499      2      614,103.97      0.43     6.738        358     87.92       640
6.500 -- 6.999    822  143,293,584.10     99.38     6.918        358     85.77       631
                -----  --------------  --------  --------  ---------  --------  --------

TOTAL:            826  144,181,003.24    100.00     6.914        358     85.77       631


                  F R I E D M A N B I L L I N G S R A M S E Y

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


Popular ABS Mortgage Pass-Through Trust, Series 2005-A
Preliminary Term Sheet                                  May 2, 2005

                                                                   WEIGHTED
                                                        WEIGHTED    AVERAGE
                                     CURRENT    PCT BY   AVERAGE     STATED  WEIGHTED  WEIGHTED
                         #OF       PRINCIPAL      CURR     GROSS  REMAINING   AVERAGE   AVERAGE
MINIMUM INTEREST RATE  LOANS         BALANCE  PRIN BAL    COUPON       TERM  ORIG LTV      FICO
---------------------  -----  --------------  --------  --------  ---------  --------  --------
2.500 -- 2.999             1       95,543.48      0.07     4.625        353     90.00       639
3.000 -- 3.499             1      177,771.69      0.12     5.375        353     75.00       705
4.500 -- 4.999             8    1,970,244.26      1.37     4.745        355     68.55       688
5.000 -- 5.499            20    5,022,767.97      3.48     5.266        357     78.77       661
5.500 -- 5.999            83   16,247,302.85     11.27     5.727        357     80.83       652
6.000 -- 6.499           101   19,364,059.23     13.43     6.221        357     83.58       640
6.500 -- 6.999           165   31,452,440.01     21.81     6.758        358     85.35       633
7.000 -- 7.499           153   26,269,989.89     18.22     7.207        358     89.01       634
7.500 -- 7.999           181   28,832,409.49     20.00     7.682        358     90.00       621
8.000 -- 8.499            63    9,165,243.36      6.36     8.181        358     86.80       597
8.500 -- 8.999            38    4,287,393.24      2.97     8.479        358     83.03       574
9.000+                    12    1,295,837.77      0.90     8.825        357     87.22       583
                       -----  --------------  --------  --------  ---------  --------  --------

Total:                   826  144,181,003.24    100.00     6.914        358     85.77       631


                                                                   WEIGHTED
                                                        WEIGHTED    AVERAGE
                                     CURRENT    PCT BY   AVERAGE     STATED  WEIGHTED  WEIGHTED
                        # OF       PRINCIPAL      CURR     GROSS  REMAINING   AVERAGE   AVERAGE
MAXIMUM INTEREST RATE  LOANS         BALANCE  PRIN BAL    COUPON       TERM  ORIG LTV      FICO
---------------------  -----  --------------  --------  --------  ---------  --------  --------
10.500 -- 10.999           9    2,065,787.74      1.43     4.740        355     69.54       686
11.000 -- 11.499          21    5,200,539.66      3.61     5.270        357     78.65       662
11.500 -- 11.999          84   16,496,551.05     11.44     5.731        357     80.75       652
12.000 -- 12.499         101   19,364,059.23     13.43     6.221        357     83.58       640
12.500 -- 12.999         165   31,651,163.02     21.95     6.756        358     85.55       634
13.000 -- 13.499         154   26,454,807.60     18.35     7.214        358     89.08       634
13.500 -- 13.999         182   28,897,998.16     20.04     7.682        358     89.91       622
14.000 -- 14.499          60    8,717,083.19      6.05     8.184        358     87.09       597
14.500 -- 14.999          38    4,185,913.07      2.90     8.615        358     82.33       569
15.000+                   12    1,147,100.52      0.80     9.233        358     84.56       550
                       -----  --------------  --------  --------  ---------  --------  --------

TOTAL:                   826  144,181,003.24    100.00     6.914        358     85.77       631



                                                                       WEIGHTED
                                                            WEIGHTED    AVERAGE
                                         CURRENT    PCT BY   AVERAGE     STATED  WEIGHTED  WEIGHTED
                             #OF       PRINCIPAL      CURR     GROSS  REMAINING   AVERAGE   AVERAGE
INITIAL PERIODIC RATE CAP  LOANS         BALANCE  PRIN BAL    COUPON       TERM  ORIG LTV      FICO
-------------------------  -----  --------------  --------  --------  ---------  --------  --------
3.000                        826  144,181,003.24    100.00     6.914        358     85.77       631
                           -----  --------------  --------  --------  ---------  --------  --------

Total:                       826  144,181,003.24    100.00     6.914        358     85.77       631


                                                                          WEIGHTED
                                                               WEIGHTED    AVERAGE
                                            CURRENT    PCT BY   AVERAGE     STATED  WEIGHTED  WEIGHTED
                                #OF       PRINCIPAL      CURR     GROSS  REMAINING   AVERAGE   AVERAGE
SUBSEQUENT PERIODIC RATE CAP  LOANS         BALANCE  PRIN BAL    COUPON       TERM  ORIG LTV      FICO
----------------------------  -----  --------------  --------  --------  ---------  --------  --------
1.500                           826  144,181,003.24    100.00     6.914        358     85.77       631
                              -----  --------------  --------  --------  ---------  --------  --------

TOTAL:                          826  144,181,003.24    100.00     6.914        358     85.77       631



                  F R I E D M A N B I L L I N G S R A M S E Y

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.